Posting Supplement No. 231 dated May 31, 2009 to Prospectus dated October 13, 2008	Filed pursuant to Rule 424(b)(3) Registration Statement No. 333-151827

LendingClub Corporation

Member Payment Dependent Notes

                This Posting Supplement supplements the prospectus dated October 13, 2008 and provides information about the particular series of Member Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Posting Supplement together with the prospectus dated October 13, 2008 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.

                The following Notes are currently being offered:

Member Payment Dependent Notes Series 380391

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
380391	$7,000	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 380391. Member loan 380391 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,667 / month
Current employer:	Tahitian Noni Int'l	Debt-to-income ratio:	5.56%
Length of employment:	3 years 4 months	Location:	Mona, UT

Home town:	Salt Lake City
Current & past employers:	Tahitian Noni Int'l
Education:	BYU

This borrower member posted the following loan description, which has not been verified:

The inevitable credit card rate increase happened. I've been a lender here for a bit (roadtrip67) and currently have loans out to 69 people, a lot of those are credit card payoffs. I received a letter today stating that my rate will go from 7.75% (platinum card) to 11.9% starting June 1, the lowest possible rate that I could ever reach now is 10.9%. What I would want to know if I were investing in this loan: >The balance on my credit card is $7,000. >I have a steady/stable job as a Sr. Manager in Information Systems. >Current salary is $92,000, not including bonuses, with a raise to $97,000 coming in two weeks. >I have a side business where I'm contracted with several county fairs and a major university to provide concessions. Annual take home profit is between $25,000 to $35,000 after all expenses. I have not seen a decline in business during the recession. >I have an excellent credit rating...no late payments or other. >Any current credit checks are for a refi on our home and a purchase of a trailer for my side business. >I have plenty of cash to pay this off but would prefer to finance it for at least 6 months to a year to preserve my cash basis. The busy season for my business is just starting. >I have a HELOC with a balance of around $60,000 which was used for a fence and business expansion. >I have a mortgage of 5 7/8% on a home. >Total monthly expenses = $4,604 vs. Net monthly income = $7,500 (including business income). If you would like to know anything else please let me know.

A credit bureau reported the following information about this borrower member on February 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$66,909.00	Public Records On File:	0
Revolving Line Utilization:	30.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 388347

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
388347	$7,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 388347. Member loan 388347 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,042 / month
Current employer:	Guardian Realty Mgnt	Debt-to-income ratio:	10.27%
Length of employment:	3 years	Location:	Germantown, MD

Home town:	Washington
Current & past employers:	Guardian Realty Mgnt, BAE Systems
Education:	Montgomery College

This borrower member posted the following loan description, which has not been verified:

Promised daughter I would take her on a Disneycruise. I had funding for the trip but evaporated with the down turn of the stock market and companies I invested with in their stock. Please help me keep a promise to my daughter for this trip I booked over two years ago before the market crashed.

A credit bureau reported the following information about this borrower member on March 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	26
Revolving Credit Balance:	$3,706.00	Public Records On File:	0
Revolving Line Utilization:	45.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 398255

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
398255	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 398255. Member loan 398255 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	Edgar Kelly Rugs	Debt-to-income ratio:	5.08%
Length of employment:	2 years	Location:	buda, TX

Home town:	Prescott
Current & past employers:	Edgar Kelly Rugs, Calvary Chapel of Prescott
Education:	Calvary Chapel Bible College

This borrower member posted the following loan description, which has not been verified:

I own a high end rug business in Austin Tx. We have a great business catering to both the Austin and San Antonio area. We have a great reputation in the design community. We need some extra money for new inventory...we're always trying to stay ahead of the trends. We've Never missed a payment!

A credit bureau reported the following information about this borrower member on April 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	40	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,921.00	Public Records On File:	0
Revolving Line Utilization:	14.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 399596

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
399596	$13,750	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 399596. Member loan 399596 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Airtek Consultants	Debt-to-income ratio:	23.96%
Length of employment:	8 years	Location:	falls church, VA

Home town:
Current & past employers:	Airtek Consultants
Education:	Marymount University

This borrower member posted the following loan description, which has not been verified:

I need this money to finish my undergraduate education and be able to continue m graduate education in fall. I really need this amount of money to finish what i spend lots of money and time for. Please help me with this case, since I am a full time student and I work full time as well.

A credit bureau reported the following information about this borrower member on April 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,102.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 400575

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400575	$3,600	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400575. Member loan 400575 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Ability Beyond Disability	Debt-to-income ratio:	0.52%
Length of employment:	9 years 10 months	Location:	DANBURY, CT

Home town:	Bridgeport
Current & past employers:	Ability Beyond Disability
Education:	Western Connecticut State University

This borrower member posted the following loan description, which has not been verified:

I will be using this loan to pay for a move from Connecticut to Baltimore. I am a 32 year old new graduate registered nurse. I have secured a job down there and will be moving in a month to begin my career. I have good credit and I am a very stable and realistic person who has held the same job for the past 9 years. I worked full time while I went to nursing school for the past 4 years. I will be using the money from this loan to be able to afford the cost of moving and the initial start-up cost of getting an apartment.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$619.00	Public Records On File:	0
Revolving Line Utilization:	4.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 400844

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
400844	$12,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 400844. Member loan 400844 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Space Coast Fire Protection	Debt-to-income ratio:	15.24%
Length of employment:	1 year	Location:	Melbourne, FL

Home town:	Saratoga Springs
Current & past employers:	Space Coast Fire Protection, Military
Education:

This borrower member posted the following loan description, which has not been verified:

we would like to consoldiate some credit cards.

A credit bureau reported the following information about this borrower member on May 2, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	47
Revolving Credit Balance:	$32,179.00	Public Records On File:	1
Revolving Line Utilization:	84.00%	Months Since Last Record:	91
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 401406

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
401406	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 401406. Member loan 401406 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Labcorp of America	Debt-to-income ratio:	18.37%
Length of employment:	9 years 2 months	Location:	HOUSTON, TX

Home town:	HOUSTON
Current & past employers:	Labcorp of America, Chase Bank of Texas
Education:	HCCS

This borrower member posted the following loan description, which has not been verified:

To lower my credit card intrest rate, so I can exclude all of my bills into one monthyly payment.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,215.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 403630

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
403630	$4,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 403630. Member loan 403630 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Ernst & Young	Debt-to-income ratio:	2.62%
Length of employment:	10 months	Location:	Boston, MA

Home town:	Winchester
Current & past employers:	Ernst & Young
Education:	University of Massachusetts at Amherst

This borrower member posted the following loan description, which has not been verified:

I plan to use this loan for a motorcycle. I have a very good credit score (700-800) and I have never missed a payment on a credit card or bill to my knowledge. I am currently employed at Ernst & Young in downtown Boston and live in Beacon Hill.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,109.00	Public Records On File:	0
Revolving Line Utilization:	23.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 404057

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404057	$9,250	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404057. Member loan 404057 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Financial Management Strategies	Debt-to-income ratio:	16.28%
Length of employment:	7 years	Location:	Medina, OH

Home town:	St. Charles
Current & past employers:	Financial Management Strategies, Key Corp.
Education:	Case Western Reserve University

This borrower member posted the following loan description, which has not been verified:

I have credit cards that I am paying extra on, and they are zero percent right now, but that will change in six months. I expect rates to increase over the next few years, so I want to lock in a fixed rate now. I have no problem making payments and paying extra on principle, this is more of a realization interest rates will go up in the near future. I have a good stable job where I am a partner in a firm, so I can not be fired. We have been in business for seven years and we have survived the 2000 bear market and are surviving this one as well. My FICO score is around 780, as I just bought out my car lease last month.

A credit bureau reported the following information about this borrower member on May 12, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	32	Months Since Last Delinquency:	23
Revolving Credit Balance:	$10,111.00	Public Records On File:	0
Revolving Line Utilization:	23.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 404982

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
404982	$17,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 404982. Member loan 404982 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	L-3 Communications	Debt-to-income ratio:	7.03%
Length of employment:	9 months	Location:	NEW YORK, NY

Home town:	Beacon
Current & past employers:	L-3 Communications, Bear Stearns Cos.
Education:	Florida State University

This borrower member posted the following loan description, which has not been verified:

Thank you for giving me a chance to consolidate my debt and start over!

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	63
Revolving Credit Balance:	$18,053.00	Public Records On File:	0
Revolving Line Utilization:	40.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405008

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405008	$3,200	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405008. Member loan 405008 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	cady company	Debt-to-income ratio:	0.72%
Length of employment:	7 years 6 months	Location:	SCHUYLER LAKE, NY

Home town:	Ilion
Current & past employers:	cady company, Vulcan Materials
Education:

This borrower member posted the following loan description, which has not been verified:

I owe $2500.00 to my brother who has recently fallen on hard times and needs me to repay him as soon as possible. I also need about $700.00 to replace a rotting deck on the backside of my house.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24.00	Public Records On File:	0
Revolving Line Utilization:	8.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 405243

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405243	$20,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405243. Member loan 405243 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,000 / month
Current employer:	Pemboke Real Estate	Debt-to-income ratio:	23.62%
Length of employment:	1 year 8 months	Location:	Brighton, MA

Home town:
Current & past employers:	Pemboke Real Estate
Education:

This borrower member posted the following loan description, which has not been verified:

I'm looking to consolidate all of my debt into one monthly payment. I paid my own way through undergraduate and graduate school and unfortunately accumulated a significant amount of debt in the process. I'd like to pay off the debt within 2-3 years. I have a never missed a payment on any of my outstanding debt and always pay more than the minimum due. I hope that by consolidating my debt I'll be able to reduce my interest rate and pay the debt off much faster.

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,738.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405303

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405303	$6,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405303. Member loan 405303 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	artfield and craftsmen inc.	Debt-to-income ratio:	9.77%
Length of employment:	14 years 1 month	Location:	ALHAMBRA, CA

Home town:	mississauga
Current & past employers:	artfield and craftsmen inc.
Education:	Loyola Marymount University

This borrower member posted the following loan description, which has not been verified:

I have one Citibank credit card that all of the sudden went from 9.99% to 24.99% APR for no apparent reason. I have been a very good customer for over 10 years, never missed a payment, and now they are saying I am a risky customer. I do not have any late payments on my credit or over the limit, not in collection, or anything. I do not know why they would do that. I have a 15k limit and barely at $6400 as of now and they are worried I will become credit unworthy for some reason.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	40
Revolving Credit Balance:	$15,377.00	Public Records On File:	0
Revolving Line Utilization:	50.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405415	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405415. Member loan 405415 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,008 / month
Current employer:	NJM Insurance Group	Debt-to-income ratio:	10.55%
Length of employment:	1 year 2 months	Location:	Blackwood, NJ

Home town:	Bridge City
Current & past employers:	NJM Insurance Group
Education:	Rowan University

This borrower member posted the following loan description, which has not been verified:

Looking for investors / lenders to help secure a fast growing Franchise out of Beverly MA. Information about the company can be found on their website at www.NEHOTDOG.com I have already met with the CEO of the company and together we've researched possible locations for the Southern New Jersey Location. This loan request will satisfy the need of working capital and complete the quest for financing. Thanks for your anticipated interest. Sincerely, Benjamin Bard Goldbar Development LLC

A credit bureau reported the following information about this borrower member on May 15, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	43
Revolving Credit Balance:	$53,287.00	Public Records On File:	0
Revolving Line Utilization:	0.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 405520

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405520	$6,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405520. Member loan 405520 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,833 / month
Current employer:	Wells Fargo	Debt-to-income ratio:	15.14%
Length of employment:	10 years 1 month	Location:	Lakeville, MN

Home town:
Current & past employers:	Wells Fargo
Education:

This borrower member posted the following loan description, which has not been verified:

My rate jumped to 24% on my credit card and this will allow me to pay it off sooner! Thanks for the help!

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1973	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	3
Total Credit Lines:	18	Months Since Last Delinquency:	15
Revolving Credit Balance:	$1,000.00	Public Records On File:	0
Revolving Line Utilization:	71.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 405644

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405644	$6,000	16.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405644. Member loan 405644 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,917 / month
Current employer:	n/a	Debt-to-income ratio:	16.65%
Length of employment:	n/a	Location:	New York, NY

Home town:	Chapel Hill
Current & past employers:	Pizz on the Hill, Chapel Hill NC
Education:	UNC Chapel Hill, NYU Dental School

This borrower member posted the following loan description, which has not been verified:

I am requesting the difference between my student loans and expenses for education and cost of living in Manhattan, attending my last year of dental school at NYU. I expect to earn between $130,000 and $175,000 my first year after graduation, working in North Carolina, as these are the standard offers for those graduating now. North Carolina is one of the highest demand states for dentists, and Charlotte NC is listed as the highest average paying city for general dentists in the US, according to bizjournals.com. This is where I plan to practice. Thank you for your attention.

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1995	Delinquent Amount:	$0.00
Open Credit Lines:	25	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$54,361.00	Public Records On File:	0
Revolving Line Utilization:	92.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 405789

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405789	$18,250	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405789. Member loan 405789 was requested on May 17, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Contra Costa County Office of Education	Debt-to-income ratio:	14.27%
Length of employment:	14 years 9 months	Location:	Walnut Creek, CA

Home town:	NYC
Current & past employers:	Contra Costa County Office of Education
Education:	University of California-Berkeley (Cal UC Berkeley)

This borrower member posted the following loan description, which has not been verified:

I'm hard working, been a speech pathologist for 29 years working with disabled children. My husband has been on SS disability for 5 years. Younger son in college, I took on a Saturday job but unfortunately, too much credit card debit- at 20+%! Due to tight credit, unable to refinance house (but we are NOT underwater!).Luckily, my job is secure. I feel like I can't catch up with these interest rates!

A credit bureau reported the following information about this borrower member on May 17, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1981	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	6
Revolving Credit Balance:	$127,393.00	Public Records On File:	0
Revolving Line Utilization:	52.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 405898

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
405898	$12,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 405898. Member loan 405898 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,000 / month
Current employer:	Blue Ridge Design Group	Debt-to-income ratio:	15.00%
Length of employment:	5 months	Location:	GAINESVILLE, GA

Home town:	Hendersonville
Current & past employers:	Blue Ridge Design Group
Education:	Kennesaw State University

This borrower member posted the following loan description, which has not been verified:

We are at the end of our vehicle lease. Because of the economy, our total household income has been dramatically reduced. We are looking at every bill, and my husband is working as many jobs as possible to weather the storm. We are looking to purchase a reliable used vehicle to get around town. I am a stay at home mom who needs to carry safely our two small children. At the price point we are looking at, many dealers will not entertain financing. And the cars they have at that price point are not the most reliable. We are looking to buy a "Edmunds" recommended used car from a private seller. Thank you for your consideration

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,328.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406007

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406007	$3,250	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406007. Member loan 406007 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,291 / month
Current employer:	Dimock Center	Debt-to-income ratio:	24.62%
Length of employment:	2 months	Location:	Boston, MA

Home town:	Boston
Current & past employers:	Dimock Center
Education:	Fisher College

This borrower member posted the following loan description, which has not been verified:

I owe $22,000 on my leased vehicle and the monthly payments are a bit high for me, so I was looking into a loan that would lower my payments that would not jeopardize my credit and ownership of my car.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	23
Revolving Credit Balance:	$1,799.00	Public Records On File:	0
Revolving Line Utilization:	26.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406072

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406072	$12,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406072. Member loan 406072 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,788 / month
Current employer:	Experian	Debt-to-income ratio:	15.38%
Length of employment:	1 year 10 months	Location:	Canton, GA

Home town:	Slidell
Current & past employers:	Experian, CarMax
Education:	University of New Orleans, University of Louisiana at Lafayette

This borrower member posted the following loan description, which has not been verified:

I am a single-income earner and am going through a court-ordered separation. I am on a credit card account, and my spouse is listed as a joint cardholder. I tried to have her removed, but the card issuer said that they would remove her once the account was paid in full. I have never been delinquent and have been employed for almost 13 years. I have successfully paid multiple auto loans and I have successfully paid my mortgage since we bought our first house 8 years ago.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$79,083.00	Public Records On File:	0
Revolving Line Utilization:	67.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406127

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406127	$2,500	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406127. Member loan 406127 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$533 / month
Current employer:	none	Debt-to-income ratio:	10.13%
Length of employment:	n/a	Location:	Tallahassee, FL

Home town:	Miami
Current & past employers:	none, DSW ShoeWarehouse
Education:	Florida Agricultural and Mechanical University, Miami Dade College

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I am a full-time undergraduate student with about 6 months remaining to graduate with a bachelor's degree in nursing. My ultimate goal is to pursue a master's degree in neonatal care because I have a profound passion for the care and well-being of children. Ironically enough, I am also an expecting mother who is now facing the miscellaneous expenses that accompany having a new baby. I would utilize the loan to obtain the items necessary for the growth, development, and nourishment of a new child. I want to be able to provide the absolute best care for my unborn child. What makes me a great candidate for the loan is my love for one of the greatest gifts to mankind: children, and I strongly hope to one day be able to provide outstanding care as well as execute my role as a client advocate within the health care system.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2005	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,390.00	Public Records On File:	0
Revolving Line Utilization:	53.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406135

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406135	$18,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406135. Member loan 406135 was requested on May 18, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,250 / month
Current employer:	bearing point	Debt-to-income ratio:	19.71%
Length of employment:	2 years 7 months	Location:	fairfax, VA

Home town:
Current & past employers:	bearing point
Education:	Central Michigan University

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt which is presently at 0% but will go up as the promotional period expires. You will find in me a good borrower as I have never defaulted on a debt and have a good job. Instead of paying to my credit card company I would like to see if I can get a good deal at lendingclub.

A credit bureau reported the following information about this borrower member on May 18, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,525.00	Public Records On File:	0
Revolving Line Utilization:	58.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406136

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406136	$3,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406136. Member loan 406136 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$7,916 / month
Current employer:	Clayton Co Bd of ED	Debt-to-income ratio:	23.21%
Length of employment:	6 years	Location:	THOMASTON, AL

Home town:	Mobile
Current & past employers:	Clayton Co Bd of ED, Marengo Co Bd of Education
Education:	Tuskegee University, University of West Alabama

This borrower member posted the following loan description, which has not been verified:

My step dad died in 2005. My mother had to go to court with my step sisters and brothers to claim her share of the property. I am going to use this money to help her pay the court cost. I feel that I am a good candidate for the loan because of my credit history. I am a firm beiever that anything borrowed should be repaid or returned whatever the case may be. I have always paid my bills eithe ahead or on time. I was taught a persons word should be their bond.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1977	Delinquent Amount:	$0.00
Open Credit Lines:	44	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	86	Months Since Last Delinquency:	67
Revolving Credit Balance:	$9,194.00	Public Records On File:	0
Revolving Line Utilization:	9.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406148	$5,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406148. Member loan 406148 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,500 / month
Current employer:	Carnival Cruise Lines	Debt-to-income ratio:	7.72%
Length of employment:	5 years 9 months	Location:	MIAMI, FL

Home town:	Havana
Current & past employers:	Carnival Cruise Lines
Education:	Florida International University

This borrower member posted the following loan description, which has not been verified:

I have accommulated debt over the years that I need to resolve since I do not like to know that I am owing large amounts to anyone. I've requested loans before and have had great credit scores with all my accounts. So I yearn to be able to clear these accounts as soon as possible. Thank You!

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1986	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,263.00	Public Records On File:	0
Revolving Line Utilization:	21.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406210

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406210	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406210. Member loan 406210 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,667 / month
Current employer:	SMK Tri-Cities	Debt-to-income ratio:	4.80%
Length of employment:	1 year 10 months	Location:	Kennewick, WA

Home town:
Current & past employers:	SMK Tri-Cities
Education:	Central Washington University, Yakima Valley Community College

This borrower member posted the following loan description, which has not been verified:

This loan will be used to help purchase a $50,000 home that with a little money and a lot of work will be worth over $90,000. The rest of the money to purchase this home will come from my home equity line of credit and savings. My husband and I have great credit and have a great deal of experience fixing up property. Our current home was purchased for 52,000 and is now worth over 85,000. We plan on fixing up this home and living there since it is much larger than our current home. We tried to get financing for this property however due to the repairs needed for the property the bank declined our loan. Please help us get this house!

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,531.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 406232

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406232	$14,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406232. Member loan 406232 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,083 / month
Current employer:	AT&T Inc.	Debt-to-income ratio:	13.06%
Length of employment:	11 years 6 months	Location:	Covina, CA

Home town:	Los Angeles
Current & past employers:	AT&T Inc., AT&T Inc.
Education:	Citrus College

This borrower member posted the following loan description, which has not been verified:

want to consolidate credit cards balances

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1988	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	44	Months Since Last Delinquency:	10
Revolving Credit Balance:	$46,017.00	Public Records On File:	0
Revolving Line Utilization:	9.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406261

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406261	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406261. Member loan 406261 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	The Fay School	Debt-to-income ratio:	24.27%
Length of employment:	8 months	Location:	worcester, MA

Home town:	Madison
Current & past employers:	The Fay School
Education:	Clark University

This borrower member posted the following loan description, which has not been verified:

Dear lenders, I'd like to provide you with an overview of my debts, my current and future financial situation, a note as to why I've come to Lending Club instead of a bank, and a little about myself. I am a recent college graduate (class of '08) in Massachusetts who is employed by a private school's technology department. My current gross annual income is 35,000 and I am receiving a promotion which will come into effect in early July. While the new salary has not yet been negotiated, it will be a substantial increase (in excess of 10%). I own a fully paid off car and rent a very inexpensive apartment (I have roommates, and pay a total of $400 a month after all utilities). If you have already looked at my credit report, you will see that there are some small revolving balances as well as large installment ones. The large installment balances are loans related to my education. They are co-signed by my father, and he is the one who has been making the scheduled payments to them. His financial situation is very secure and I see no reason he will not repay those ahead of schedule. My request today, however, involves the revolving debt. You will notice three accounts of interest, a Citi card account, a Capital One card account, and a Dell Financial Services account. The three accounts charge 19%, 0%, and 0% respectively. The Capital one account, while charging 0% currently, will soon increase its rate. I expect to have the Dell account paid off well before the scheduled rate increase (in January). As such, I've come to Lending Club seeking $6,000 to fully pay off my Citi and Capital one accounts. Both credit cards were opened in my time between graduation and employment, an unfortunate but necessary way to raise funds. My plan is to (pending loan approval) pay off the cards and then cease using them except for emergencies. My new income should be quite sufficient to live on and pay the Lending Club loan well before three years. When selecting Lending Club two things attracted me. One, of course, is the fantastic rates. The other, however, is that I find the idea of small scale lenders (such as yourselves) making interest on my loans much preferable to the big banks to whom I am currently indebted. Thank you for your consideration, and I look forward to providing any additional information or clarification. Respectfully, Glenn

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2004	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,088.00	Public Records On File:	0
Revolving Line Utilization:	40.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406269

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406269	$6,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406269. Member loan 406269 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Narita Sushi	Debt-to-income ratio:	6.96%
Length of employment:	1 year 2 months	Location:	LAs Vegas, NV

Home town:
Current & past employers:	Narita Sushi
Education:

This borrower member posted the following loan description, which has not been verified:

I need $6000 more to take over a friend's Japanese restaurant.I think I will be able to pay the money back within 6 months or less

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1997	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	22	Months Since Last Delinquency:	16
Revolving Credit Balance:	$10,456.00	Public Records On File:	0
Revolving Line Utilization:	22.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406279

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406279	$6,000	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406279. Member loan 406279 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,833 / month
Current employer:	Parametric Technology Corp.	Debt-to-income ratio:	16.43%
Length of employment:	3 years 5 months	Location:	millis, MA

Home town:	Stoneham
Current & past employers:	Parametric Technology Corp., Digitas, Ace Ticket, Cingular, AT&T Inc.
Education:	Nichols College, Babson College

This borrower member posted the following loan description, which has not been verified:

Looking to finance my dream wedding and honeymoon. I haven't had a chance to save up as much as I wanted, this will help. Full Time work for 5+ years, paying a mortgage and bills. Need some extra money for that fabulous wedding and honeymoon! Nothing extravagant, just want it done right!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	21	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,694.00	Public Records On File:	0
Revolving Line Utilization:	8.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406336

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406336	$12,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406336. Member loan 406336 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	RIVERHEAD BAY MOTORS	Debt-to-income ratio:	9.77%
Length of employment:	3 years 7 months	Location:	SOUND BEACH, NY

Home town:	BROOKLYN
Current & past employers:	RIVERHEAD BAY MOTORS
Education:

This borrower member posted the following loan description, which has not been verified:

I AM REQUESTING THIS LOAN IN ORDER TO FINANCE NEW SIDING AND A ROOF ON MY HOME. I AM A RESPONSIBLE, HARD WORKING INDIVIDUAL WHO IS SEEKING TO IMROVE HIS HOME.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1995	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	53
Revolving Credit Balance:	$2,670.00	Public Records On File:	0
Revolving Line Utilization:	33.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406358

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406358	$3,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406358. Member loan 406358 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,000 / month
Current employer:	MetLife Inc.	Debt-to-income ratio:	2.18%
Length of employment:	28 years 2 months	Location:	wantagh, NY

Home town:	Glen Cove
Current & past employers:	MetLife Inc., MetLife
Education:	Susquehanna University

This borrower member posted the following loan description, which has not been verified:

I would like term of 5 yrs. and also for $8000 and $6500

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1985	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	8	Months Since Last Delinquency:	9
Revolving Credit Balance:	$5,824.00	Public Records On File:	0
Revolving Line Utilization:	64.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406383

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406383	$16,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406383. Member loan 406383 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,167 / month
Current employer:	Metal and Wire Products Company	Debt-to-income ratio:	21.82%
Length of employment:	18 years 6 months	Location:	CANFIELD, OH

Home town:
Current & past employers:	Metal and Wire Products Company
Education:	Ohio University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate high interest credit card debt into one monthly payment.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1995	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$64,362.00	Public Records On File:	0
Revolving Line Utilization:	47.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406415

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406415	$13,800	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406415. Member loan 406415 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	self	Debt-to-income ratio:	19.70%
Length of employment:	20 years	Location:	LOS ANGELES, CA

Home town:	Traverse City
Current & past employers:	self
Education:	cape caral high

This borrower member posted the following loan description, which has not been verified:

paying off car loan and credit card

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,520.00	Public Records On File:	0
Revolving Line Utilization:	82.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406416

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406416	$4,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406416. Member loan 406416 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	battaglia	Debt-to-income ratio:	14.09%
Length of employment:	12 years	Location:	sauk village, IL

Home town:
Current & past employers:	battaglia, 2545 s archer road
Education:	Robert Morris College

This borrower member posted the following loan description, which has not been verified:

I would like this loan to payoff a small lending club loan and also a chase

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	56
Revolving Credit Balance:	$2,759.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406450

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406450	$6,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406450. Member loan 406450 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Mastoris Restaurant	Debt-to-income ratio:	3.73%
Length of employment:	1 year 6 months	Location:	BEVERLY, NJ

Home town:	Willingboro
Current & past employers:	Mastoris Restaurant, McCabe, Weisberg & Conway, P.C., County of Burlington
Education:	Burlington County College

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit cards into one monthly payment and start saving for my future college education and the dental work I need to get done.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2006	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,883.00	Public Records On File:	0
Revolving Line Utilization:	25.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406451	$14,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406451. Member loan 406451 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,667 / month
Current employer:	Nationwide	Debt-to-income ratio:	11.85%
Length of employment:	10 years 3 months	Location:	Pittsburgh, PA

Home town:	Saxonburg
Current & past employers:	Nationwide, Delta Air Lines
Education:	Mercyhurst College

This borrower member posted the following loan description, which has not been verified:

Hi, I'm just trying to help my son out with med school. Thank you so much.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1983	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,421.00	Public Records On File:	0
Revolving Line Utilization:	13.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406456

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406456	$6,400	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406456. Member loan 406456 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,167 / month
Current employer:	Merkley and Partners	Debt-to-income ratio:	0.00%
Length of employment:	8 years 2 months	Location:	brooklyn, NY

Home town:	Short Hills
Current & past employers:	Merkley and Partners
Education:	Brigham Young University, School of Visual Arts

This borrower member posted the following loan description, which has not been verified:

Hello- I am looking to purchase a used car to keep at my parent's house in the country. I think buying a new one would be a waste of money. The vehicle I'm looking to purchase is a 2001 jeep with 65,000 miles. I've found that banks don't like to finance cars older than 5 years and thought going through Lending Club would be a good way to strengthen my already good credit. I work in marketing and have been with my firm for over 8 years and have a strong credit history. Thank you for your consideration!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1989	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,006.00	Public Records On File:	0
Revolving Line Utilization:	6.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 406631

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406631	$21,000	16.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406631. Member loan 406631 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$70,833 / month
Current employer:	sahara mediterranean grill	Debt-to-income ratio:	4.04%
Length of employment:	4 years 5 months	Location:	troy, MI

Home town:	Royal Oak
Current & past employers:	sahara mediterranean grill, Chanel Hair Salon
Education:	Oakland University

This borrower member posted the following loan description, which has not been verified:

The purpose of my loan request is to consolidate my debt and have one payment to make. I currently have a few credit cards open with high interest rates (around 21% each) that I want to pay down. With the loan proceeds, I can pay down the high interest rate credit cards and not have to worry about paying 3 different credit cards that might take years to pay off. I am married mother of 3 children and currently attending college. I am working towards my bachelors degree in Management and Marketing What makes me a good candidate for this loan is that I can easily pay back the loan with the income I earn from my job. My husband and I currently own and operate 4 local restaurants in the metro detroit area. We have been in the restaurant business for many years.

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1996	Delinquent Amount:	$0.00
Open Credit Lines:	24	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	47	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$107,691.00	Public Records On File:	0
Revolving Line Utilization:	70.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 406643

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406643	$5,600	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406643. Member loan 406643 was requested on May 19, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	Standard Courier	Debt-to-income ratio:	2.08%
Length of employment:	10 years	Location:	La Grange Park, IL

Home town:	Chicago
Current & past employers:	Standard Courier
Education:	University of Illinois at Chicago

This borrower member posted the following loan description, which has not been verified:

Hi there, My little brother is off to Iraq and I'm going to be buying his 2004 Honda Civic since he won't be back for probably 14 months. LendingClub is the better option than just swiping a credit card and using Paypal. I'm the type to always pay off my credit card balances in full- which is why my credit score is 730- I know they must hate me!! Thanks in advance for all your support!

A credit bureau reported the following information about this borrower member on May 19, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1998	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,859.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 406729

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406729	$2,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406729. Member loan 406729 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,250 / month
Current employer:	USAF	Debt-to-income ratio:	0.84%
Length of employment:	3 years 8 months	Location:	Browns Mills, NJ

Home town:	Freehold
Current & past employers:	USAF
Education:	Defense Language Institute, Burlington County College, American Military University

This borrower member posted the following loan description, which has not been verified:

I this loan were to be approved, it would be used towards DJ equipment. Specifically 2 CDJ's, 1 mixer, headphones, booth, and monitor speakers. This purchase would help both my personal and professional lives. After I separate from the military, I plan on supplementing my primary income with DJ gigs. If I were to attain this equipment now, it would allow me to practice and get gigs years before this allowing my transition into civilian life much smoother. I've been a member of the USAF for almost 4 years now. Though there were a few financial rough patches in the beginning, I'm working slowly toward a better credit rating. With this purchase, I plan on building upon my credit with responsible payment compensation. Moreover, since I am a member of the USAF, that secures full time employment for years to come. Furthermore, I'm stationed at Osan AB, South Korea. Thereby, my physical location is in South Korea, however, my physical address is in NJ. A reachable contact number for me here is (country code) 82-010-5017-8589. Please drop the first '0' in the area code if you wish to call this number. Thank you for your time. V/R Paul Smith.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	24
Revolving Credit Balance:	$915.00	Public Records On File:	0
Revolving Line Utilization:	19.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 406776

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406776	$9,600	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406776. Member loan 406776 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,000 / month
Current employer:	Psychological Associates of Lancaster, Inc.	Debt-to-income ratio:	10.00%
Length of employment:	3 years 5 months	Location:	Lititz, PA

Home town:	Baltimore
Current & past employers:	Psychological Associates of Lancaster, Inc.
Education:	University of Maryland-Baltimore

This borrower member posted the following loan description, which has not been verified:

The money will be used to make marketable upgrades to our new home including new windows and granite countertops

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1991	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	52	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,462.00	Public Records On File:	0
Revolving Line Utilization:	9.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 406815

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406815	$4,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406815. Member loan 406815 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,083 / month
Current employer:	staples	Debt-to-income ratio:	12.53%
Length of employment:	2 years	Location:	miami, FL

Home town:	miami
Current & past employers:	staples
Education:	Miami Dade College

This borrower member posted the following loan description, which has not been verified:

I was accepted a few weeks ago for a loan, but reacted to late. I??????????????????m going to use this money to buy a few home appliances that I desperate need. You can check my credit score I??????????????????m very reliable.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,939.00	Public Records On File:	0
Revolving Line Utilization:	69.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 406896

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
406896	$18,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 406896. Member loan 406896 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,762 / month
Current employer:	OvS	Debt-to-income ratio:	18.82%
Length of employment:	2 years	Location:	Washington, DC

Home town:	Charles Town
Current & past employers:	OvS
Education:	Marshall University

This borrower member posted the following loan description, which has not been verified:

Looking to get a new car and banks are hesitant to loan these days.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2003	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,833.00	Public Records On File:	0
Revolving Line Utilization:	66.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407123

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407123	$7,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407123. Member loan 407123 was requested on May 20, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,042 / month
Current employer:	Besteway Recycling	Debt-to-income ratio:	22.32%
Length of employment:	10 months	Location:	Pomona, CA

Home town:	Baldwin Park
Current & past employers:	Besteway Recycling, Wachovia Corp., Golden West Financial, Pmac Lending Services, World Savings, Wells Fargo
Education:	DeVry University-California

This borrower member posted the following loan description, which has not been verified:

I am a manager at a recycling center in Pomona CA. I need to purchase a truck to haul some materails that our company trucks cannot haul. the materail is worth cash and I would sell it to my company or to other recyclers. Materail such as Metals, cardboard, office paper, electronics, etc that companies usually throw again and ends up in a landfill. I cannot get regular financing because my credit is not great and banks are really tough on credit right now, but I have a steady job and am responsible on all my debt. I just paid off a 4,000 loan in April from lending club. Thank you for helping me make this possible in advance.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	58
Revolving Credit Balance:	$15,394.00	Public Records On File:	0
Revolving Line Utilization:	95.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407128

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407128	$2,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407128. Member loan 407128 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,966 / month
Current employer:	Conway Fine Furniture/Roberta Conway	Debt-to-income ratio:	1.27%
Length of employment:	4 years 11 months	Location:	Mena, AR

Home town:	Plymouth
Current & past employers:	Conway Fine Furniture/Roberta Conway, Arkansas Department of Tourism/Wilimena State Park
Education:	Rich Mountain Community College

This borrower member posted the following loan description, which has not been verified:

I am a 55 year old female who returned to college two years ago. I earned a Technical Certificate in Office Technology and an Associates of Applied Science degree in Office Technology. My cummulative GPA is 3.845. I want to remain in college and will pursue an Associates of Applied Science degree in Business Administration and a CST in Database Applications. Although I attended college full-time, I remained employed part-time. My earnings have risen from $19,242 for 2006 to $23,587 for 2008 commensurate with knowledge and the "Degree". Information provided by the credit reporting agencies do not accurately reflect that I have been making Student Loan payments - AES/NCT: "interest only" payments since 4/06 and full payment currently Loan to Learn: "interest only" payments since 2/2007. My monthly expenses are low.

A credit bureau reported the following information about this borrower member on May 20, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,610.00	Public Records On File:	1
Revolving Line Utilization:	19.90%	Months Since Last Record:	23
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407249

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407249	$2,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407249. Member loan 407249 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,025 / month
Current employer:	JACKSON NORTH MEDICAL CENTER	Debt-to-income ratio:	16.60%
Length of employment:	2 years 5 months	Location:	MIAMI, FL

Home town:	Kosice
Current & past employers:	JACKSON NORTH MEDICAL CENTER, ALOHA FREIGHTWAYS,INC
Education:	National School of Technology Inc.

This borrower member posted the following loan description, which has not been verified:

My HOA filed a lien on my condo due to unpaid association fees. I live in 2/2 condo and previous association increased the fees without notifying the owners. So I refused to paid $230.00, because they don't take care of the property as they should. I haven't been late on any other bills especially my mortgage. I didn't realized they would go so far. Unfortunately, now I'm paying for it. They gave me 30 days to pay off the debt , othewise they'll begin foreclosure process that I want to avoid. I would really appreciate your help in this matter. Thank You.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2002	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,107.00	Public Records On File:	0
Revolving Line Utilization:	40.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407278

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407278	$2,400	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407278. Member loan 407278 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,500 / month
Current employer:	Polaris Financial Partners, LLC	Debt-to-income ratio:	12.42%
Length of employment:	5 years 1 month	Location:	Columbus, OH

Home town:	Columbus
Current & past employers:	Polaris Financial Partners, LLC
Education:	Ohio State University-Main Campus, Aspen Univeristy

This borrower member posted the following loan description, which has not been verified:

I have a full time loan and I work in finance. To be honest i want to conserve my money while we move through the recession and my stock portfolio has been hit so i dont want to tap that right now. I am just starting grad school and just need extra cash to buy books and the top part of my tuition. Thanks for you support.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	38
Revolving Credit Balance:	$3,501.00	Public Records On File:	0
Revolving Line Utilization:	7.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407304

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407304	$15,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407304. Member loan 407304 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$20,000 / month
Current employer:	Retired (Self-emplyed)	Debt-to-income ratio:	0.94%
Length of employment:	38 years	Location:	Albuquerque, NM

Home town:	Beaver City
Current & past employers:	Retired (Self-emplyed), Sandia National Laboratory
Education:	Central Technical School, New Mexco University

This borrower member posted the following loan description, which has not been verified:

Our home is 50 years old. Our furniture is old "hand me down" stuff. We would like to do some up dating. Our yard is so old, the grass is in a really sad condition.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1986	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	43
Revolving Credit Balance:	$15,083.00	Public Records On File:	0
Revolving Line Utilization:	45.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407536

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407536	$23,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407536. Member loan 407536 was requested on May 21, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,067 / month
Current employer:	Pro View Foods LLC	Debt-to-income ratio:	6.38%
Length of employment:	8 months	Location:	Braselton, GA

Home town:	Lilburn
Current & past employers:	Pro View Foods LLC, Kings Delight, Tyson Foods
Education:	University of Georgia, West Georgia College

This borrower member posted the following loan description, which has not been verified:

I would like to borrow this money to get my credit card debt paid off quicker and with a lower interest rate. I made some poor decisions when I was younger and my wife and I had some unexpected expenses as well. We have made some real progress over the last few years but would really like to be rid of this debt. We have a 14 month old little boy and want to have another child in the near future but we know that we need to be in a better position financially. I have made some large payments to this debt in the past and have never made a late payment. I have also moved the debt around in an effort to capture the lowest interest rates on each card. But I would really just love to have 1 payment with 1 interest rate. My credit is very good, if not considered excellent. My family and I would greatly appreciate this loan to help us be rid of this high interest debt. Thank you for considering my loan.

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1994	Delinquent Amount:	$0.00
Open Credit Lines:	18	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,051.00	Public Records On File:	0
Revolving Line Utilization:	30.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407571	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407571. Member loan 407571 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,202 / month
Current employer:	MERRILL LYNCH	Debt-to-income ratio:	11.24%
Length of employment:	5 years	Location:	HILLSBOROUGH, NJ

Home town:	Jackson
Current & past employers:	MERRILL LYNCH
Education:	William Paterson University of New Jersey

This borrower member posted the following loan description, which has not been verified:

I am looking for a maxium loan for $15,000 for debt consolidation and home improvements. I am willing to negotiate a lower amount if necessary. I'm currently a sales supervisor with Merrill Lynch earning approximately 75k annually. My credit score is approx 680. I own rental property in Jackson, NJ. Please let me know what you can do.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	59
Revolving Credit Balance:	$7,432.00	Public Records On File:	0
Revolving Line Utilization:	53.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407586

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407586	$12,600	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407586. Member loan 407586 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,000 / month
Current employer:	Retired	Debt-to-income ratio:	11.60%
Length of employment:	n/a	Location:	DOUGLASVILLE, GA

Home town:	Atlanta
Current & past employers:	Retired
Education:

This borrower member posted the following loan description, which has not been verified:

"money to be used for remodeling".

A credit bureau reported the following information about this borrower member on May 21, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1978	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	22
Revolving Credit Balance:	$39,550.00	Public Records On File:	0
Revolving Line Utilization:	38.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407678

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407678	$6,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407678. Member loan 407678 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	SpanSource Technologies, Inc.	Debt-to-income ratio:	2.48%
Length of employment:	9 months	Location:	Minneapolis, MN

Home town:	Keene
Current & past employers:	SpanSource Technologies, Inc.
Education:	Clemson University, University of Minnesota-Twin Cities

This borrower member posted the following loan description, which has not been verified:

Prospective Lenders, Thank you for considering my situation. I am seeking a small bridge loan to advance the success of my new startup technology sales business. My recent history in the last 5 years is as a top earner and closer for another small technology firm offering IT support/managed services in my area. I have been a top earner in my space and have averaged well over 100K yearly income for the past 3 years, with 65-70% of that being commission and 30-35% being base salary. I work in the small-to-medium business space and focus strictly on sales of service contracts, hardware, and software for these businesses). Most of my commissions earned are based residually. The truth is, I simply "outgrew" my employee role in my organization. This organization was also a startup when I joined, and I had grown my residual base and my yearly income to a point where I was "outearning" the owners, etc. I also had no guaranteed contract in place, or legal arrangement which would ensure that I was paid on all the future residuals, etc. First, I realized the structure was headed towards becoming significantly out of balance. As I continued to grow my future residuals, in an "at will" employee role with no guaranteed contract, I would be more at risk the more I earned. This model would not work! I also realized that it would be a very small leap for a very large reward if I were to simply form my own corporation and partner with service providers as an independent rep (I would lose my salary, but gain a much higher rate of commission, since I'd be paid as an "organization" vs. as an "employee"). So, I opted to partner with my old firm and worked out a structure which allowed for this to occur. I also have secured another line of business in the data backup and recovery space which is doing very well. The drivers for why I need a loan are based around a few factors: 1. My former employer has unfortunately not been able to keep up their end of the financial bargain since I've chosen to move on, and this was a projected revenue stream that I no longer have to depend on. 2. I need to have more ability to hire low-end support and help to tighten my infrastructure development, run some smarter marketing, and fund lead gen, etc. 3. I am a strong earner and a closer. I like the phones, and to be out on appointment closing business. This money will ensure that most of the inside sales support and administrative work can be completed with additional resources for at least a few months, which means I can focus strictly on ramping my new residual commission base that much faster. Thanks for your consideration.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2001	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	37
Revolving Credit Balance:	$4,148.00	Public Records On File:	0
Revolving Line Utilization:	54.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407691

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407691	$10,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407691. Member loan 407691 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	L&Stone	Debt-to-income ratio:	1.37%
Length of employment:	6 years 4 months	Location:	Waterfall, PA

Home town:	Long Beach
Current & past employers:	L&Stone, Marriott Corporation
Education:	Glassboro State College

This borrower member posted the following loan description, which has not been verified:

I want to buy my own business. Ive been a business manager all my life and made companies a lot of money and now it's my turn to make this money for myself and my family. I was paid very well for my hard work. I am very good relating to employees and customers, and I was very successful for the companies that I worked for. I can only dream of what I can do for myself. I now just need a little extra help to get started,and from this point I will watch my business grow. I need the help because I have 3 childeren in college whom I'm helping right now.Two will be finished this year and one has another year to go. What makes me a good candidate for this is that I have a good credit score .I pay my bills on time and I am a very hard and devoted worker. I know with my college and the years in management this one business will lead me to many more. My streams of income will tripple in time. This has been my life dream and I hope that I can now get the help that I need. This is why I've called myself master_mine. Thank you!

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	45
Revolving Credit Balance:	$3,532.00	Public Records On File:	0
Revolving Line Utilization:	18.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 407735

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407735	$2,600	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407735. Member loan 407735 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Delta Air Lines	Debt-to-income ratio:	22.14%
Length of employment:	36 years 2 months	Location:	San Antonio, TX

Home town:	San Antonio
Current & past employers:	Delta Air Lines
Education:	Tennessee State University

This borrower member posted the following loan description, which has not been verified:

My son is planning to attend summer classes at the school he is a student of, Xavier University. He is a pre-med student and is hoping to lighten up his workload during the fall semester. Thank you for this opportunity.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1983	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	13	Months Since Last Delinquency:	7
Revolving Credit Balance:	$2,909.00	Public Records On File:	0
Revolving Line Utilization:	76.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407749

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407749	$18,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407749. Member loan 407749 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$13,917 / month
Current employer:	OCHOA TRADING	Debt-to-income ratio:	1.74%
Length of employment:	6 years	Location:	Hialeah, FL

Home town:	Hialeah
Current & past employers:	OCHOA TRADING
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to pay for my teeth implants, new smile, I rather do it thru Lending Club which I know will offer better interest rate. I have done my research and Lending club has the best rates.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$20,303.00	Public Records On File:	0
Revolving Line Utilization:	34.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407756

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407756	$15,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407756. Member loan 407756 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,833 / month
Current employer:	Advent Global Solutions	Debt-to-income ratio:	13.39%
Length of employment:	6 months	Location:	Katy, TX

Home town:	Houston
Current & past employers:	Advent Global Solutions, Sybase Inc.
Education:	University of Texas

This borrower member posted the following loan description, which has not been verified:

I am in the process of purchasing an existing profitable business. My investors and I have contributed 80% of our own money into this project and have found ourselves a little short of the total amount needed. The existing business owner wants to finance the remaining amount, but I want to move forward with the new group and the acquisition of the business.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407761

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407761	$14,400	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407761. Member loan 407761 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,407 / month
Current employer:	Comfort Keepers	Debt-to-income ratio:	6.60%
Length of employment:	5 years 1 month	Location:	Marlborough, NH

Home town:	Keene
Current & past employers:	Comfort Keepers
Education:

This borrower member posted the following loan description, which has not been verified:

I am requesting this loan to consolidate all credit card debts that I have, pay for Summer camp, and to purchase a new-to-me car. My credit rating is not the greatest but if you look you will see that all derogatory marks are old (2000 or before). Today I always pay my bills on time and never the minimum amount. I would like to use this money to pay off all those old debts, my credit cards, and to get a new car. I am very responsible and have grown quite a lot since starting out on my own as single mom with two young children. I have been at the same job for five years and would really just like to start anew and wipe away all the bad from my past. Please give me a chance!

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	52
Revolving Credit Balance:	$10,389.00	Public Records On File:	0
Revolving Line Utilization:	41.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407789

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407789	$6,600	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407789. Member loan 407789 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	Self Employed	Debt-to-income ratio:	12.60%
Length of employment:	2 years 7 months	Location:	tampa, FL

Home town:	St. Louis
Current & past employers:	Self Employed, Tampa Motor Cars INC.
Education:	Hillsborough Community College

This borrower member posted the following loan description, which has not been verified:

Hello Lenders, Thank you for viewing my posting. This investment opportunity for you is a 100% bullet proof guaranteed monthly return. I am not looking for start up capital for some new business idea. My business is already established and profitable. I own an auto sales and finance Company out of Tampa Fl (Tampa Auto Brokers LLC, You may also view my website www.TampaAutoBrokers.com) . I am seeking funding for $23,000 of my auto portfolio. My company personally finances the sales of motor vehicles to our customers as long as they meet our funding requirements. I personally take pride in my credit score. I have never defaulted on any loans, and I always pay on time. I hope to establish successful relationships with my future lenders. I look forward to gaining your trust in hopes to working together again down the road. Our deals within the portfolio- We purchase cars at the dealer auctions between $5000-$6000. We then sell those vehicles for approx. $10,000. We finance the customer over 36months or less with a 18% or higher interest rate. If the customer puts down $2000, his or her monthly payment will be about $310 per month over 36 months. Every customer is required to have full coverage auto insurance through out the entire contract. If or when their insurance lapses, I am contracted with a 3rd party insurance company who will then automatically start charging my customer $3 per day to protect my collateral (the vehicle) from any form of loss. The best case scenario would be if my customer defaults on his or her loan and I have to repossess the vehicle. After repossessing a vehicle, I have the option to resell the vehicle all over again, or just cash out and sell it at the auction (this will always be a win win situation). My company will never be late or miss a monthly payment even if our customers are late paying us. We do not make our profit upfront, we only make a profit after we collect from our customers and pay you first. We are in a situation where we cannot loose under any circumstances from day one of every deal/contract. I cannot sell these cars fast enough. If I had the capital, I could have already sold 20 plus cars this month alone. I look forward to answering any of the questions you may have. You may also reach me on my cell (813-433-8165) or email (jeffsiddle@yahoo.com) at any time. I hope to find long term relationships with my lenders, so we can continue working together in the near future. Jeff Siddle Jeffsiddle@yahoo.com 813-433-8165 TampaAutoBrokers.com

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1999	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$17,610.00	Public Records On File:	0
Revolving Line Utilization:	38.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 407794

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407794	$16,400	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407794. Member loan 407794 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,074 / month
Current employer:	Timmons Group	Debt-to-income ratio:	17.43%
Length of employment:	1 year 5 months	Location:	Mechanicsville, VA

Home town:
Current & past employers:	Timmons Group, KPMG LLP
Education:	College of William and Mary, James Madison University

This borrower member posted the following loan description, which has not been verified:

Purpose: The funds from this loan will be used to finance the purchase of 2000 index shares in the PowerShares WilderHill Clean Energy (PBW) index fund. The index fund tracks the price of the Clean Energy stocks found in the fund. These stocks include solar, wind, and biofuel investments. Qualifications: Five years of investing experience in stocks, mutual funds, and index funds. Certified Public Accountant with a Masters Degree in Accounting and Bachelors Degree in Finance. Capital Committed by Borrower: $2000

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	38
Revolving Credit Balance:	$23,831.00	Public Records On File:	0
Revolving Line Utilization:	62.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407823

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407823	$20,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407823. Member loan 407823 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,500 / month
Current employer:	Paradatec Inc.	Debt-to-income ratio:	2.64%
Length of employment:	3 years 8 months	Location:	COLUMBUS, OH

Home town:	Huntington
Current & past employers:	Paradatec Inc.
Education:	Ohio State University

This borrower member posted the following loan description, which has not been verified:

Loan for repairing and preparing duplex to be rented.

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	42
Revolving Credit Balance:	$6,040.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 407905

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407905	$5,900	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407905. Member loan 407905 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	The Wackenhut Corp.	Debt-to-income ratio:	8.19%
Length of employment:	4 years 2 months	Location:	St.Louis Park, MN

Home town:	Moscow
Current & past employers:	The Wackenhut Corp., Pizza Hut, Prospect Auto
Education:	Hennepin Technical College, Anoka-Ramsey Community College-Coon Rapids Campus

This borrower member posted the following loan description, which has not been verified:

Hi. I`m currently trying to pay off few credit cards,and one of them decided to increase my interest rate up to 25%,and another one up to 21%.After paying on time for past year and half that seems a little unfair to me. So i really hope i`ll be able to get loan,pay off all i have left there and just forget about credit cards Thanks

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,898.00	Public Records On File:	0
Revolving Line Utilization:	57.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407929

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407929	$15,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407929. Member loan 407929 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,917 / month
Current employer:	Exhibit Group - Giltspur	Debt-to-income ratio:	18.84%
Length of employment:	2 years	Location:	RANDOLPH, MA

Home town:	Boston
Current & past employers:	Exhibit Group - Giltspur, Siemens Business Services Technologies, Unisys Corp.
Education:	Northeastern University, Clark University, Massachusetts Bay Community College

This borrower member posted the following loan description, which has not been verified:

Renovate the kitchen, bath, and floors

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1987	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	27	Months Since Last Delinquency:	40
Revolving Credit Balance:	$34,645.00	Public Records On File:	0
Revolving Line Utilization:	61.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407956

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407956	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407956. Member loan 407956 was requested on May 22, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,750 / month
Current employer:	iRise	Debt-to-income ratio:	13.78%
Length of employment:	1 year 5 months	Location:	St Louis, MO

Home town:	St Louis Park
Current & past employers:	iRise, Citigroup Inc., TEK Systems, The Growth Partnership
Education:	Missouri State University

This borrower member posted the following loan description, which has not been verified:

I'm asking for up to $25,000 to undertake some significant repair and improvement projects for my condominium. My renovation plans include: Rehab an existing unused space into a second bedroom and bath; Purchase and repair existing garage from another unit owner; replace aging roof over my unit; and pave a private courtyard. Unfortunately, condo refinancing (or cash out) is not an option due to several factors and I do not want to use credit cards nor high-interest personal loans to finance these projects. A little background on my situation: I'm one of three owners in an urban loft/rehab condominium. The other active owners and I have been enduring legal battles with the original developer for nearly four years. That developer abandoned his two unfinished units two years ago leaving them in disrepair, which negatively affects the building as a whole and disables us from completing necessary repairs. Additionally, we are unable refinance due to extremely tight condo rules for lenders (even before the housing collapse) because the two abandoned units are three years delinquent in association assessments. Our units are very unique compared to most other condos in the city and our home values have increased significantly since purchase in 2004. Even during the current housing slump, our unit's values remain stable but we are unable to use that equity. The major renovations and improvements I plan to use this loan for will help bridge time and cost until our situation is remedied in the future. My income and good credit seems useless in this ongoing battle since I cannot obtain financing through traditional means for these repairs and renovations. Once I'm able to refinance, I plan to roll the balance of this loan into the new mortgage. Upon completion of the new bedroom/bath, my condo value would be at least $165,000 (on the low end, even in today's market) while my loan balance is currently at $96,000. Those are good odds for me since the other two active owners have two bedroom condos valued at the same price. Summary of repair and renovation costs: - New Bed/Bath requires approx. 200 sqft of concrete floor poured; electrical, drywall, and finish work; - Garage purchase valued at $5,000 with about $1,000 in repairs and tuckpointing; - My share of roof replacement is approx. $6,000; - My share of courtyard rehab will be approx. $2,500. Please contact me if you would like further information or clarification. Thank you!

A credit bureau reported the following information about this borrower member on May 22, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	47
Revolving Credit Balance:	$21,702.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 408012

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408012	$7,200	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408012. Member loan 408012 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,583 / month
Current employer:	Copper Queen Community Hospital	Debt-to-income ratio:	9.55%
Length of employment:	10 years 1 month	Location:	SIERRA VISTA, AZ

Home town:	Yokosuka
Current & past employers:	Copper Queen Community Hospital, United States Army Reserves
Education:	George Washington University (GW), Cochise College

This borrower member posted the following loan description, which has not been verified:

I have a credit card debt that doesn't seem to be budging. I need to buy a house soon. A one bedroom apartment for my son and I is getting way too small. I don't mind the top bunk but he just turned 8 and will need his own room soon. I have a great job and I get paid well. I just need to catch up!

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,866.00	Public Records On File:	0
Revolving Line Utilization:	58.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408021

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408021	$5,600	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408021. Member loan 408021 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Mimis cafe	Debt-to-income ratio:	18.34%
Length of employment:	5 years 3 months	Location:	tampa, FL

Home town:	Pataskala
Current & past employers:	Mimis cafe, max and ermas, nutcracker family restaurant
Education:	Ohio State University-Newark Campus, Columbus State Community College, Hillsborough Community College

This borrower member posted the following loan description, which has not been verified:

After my wife gave birth to our child she hasnt went back to work yet and she wants to get a degree while our son is young, i have student loans to pay back and would prefer to use personal loan to pay for her education. I have a good credit report, with a score of 720, and no late payments.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,210.00	Public Records On File:	0
Revolving Line Utilization:	80.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 408043

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408043	$4,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408043. Member loan 408043 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	henry county health department	Debt-to-income ratio:	21.45%
Length of employment:	3 years	Location:	HOLGATE, OH

Home town:	mcclure
Current & past employers:	henry county health department
Education:

This borrower member posted the following loan description, which has not been verified:

loan for swimming pool

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,164.00	Public Records On File:	0
Revolving Line Utilization:	43.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408093	$17,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408093. Member loan 408093 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$11,253 / month
Current employer:	n/a	Debt-to-income ratio:	6.26%
Length of employment:	1 month	Location:	LOS ALAMITOS, CA

Home town:	Fountain Valley
Current & past employers:	Pkl Services, Barry Controls Aerospace, United States Marine Corps.
Education:	none

This borrower member posted the following loan description, which has not been verified:

Hello everyone, I have recently started a job that has to do with a lot of traveling and also very high pay. But unfortunately For the day we want to get married, i need to be able to buy her a ring now in order for her to be able to have enough time to plan her wedding and not be freaking out about the time situation. A little help would be nice. It would make the question popping that much more incredible to have the ring that she is not going to tire of and also not going to want to "upgrade" at a later time. Thanks!

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	66
Revolving Credit Balance:	$14,658.00	Public Records On File:	0
Revolving Line Utilization:	63.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408101

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408101	$3,900	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408101. Member loan 408101 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,417 / month
Current employer:	vitrorobertson	Debt-to-income ratio:	23.58%
Length of employment:	8 months	Location:	aliso viejo, CA

Home town:
Current & past employers:	vitrorobertson
Education:	San Diego State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

Would like to refinance my United Visa card with a lower interest rate.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1994	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,283.00	Public Records On File:	0
Revolving Line Utilization:	71.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408103

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408103	$7,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408103. Member loan 408103 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,500 / month
Current employer:	interparking	Debt-to-income ratio:	0.49%
Length of employment:	15 years	Location:	sOUTHHOLLAND, IL

Home town:	Otun w africa
Current & past employers:	interparking, intrerparking & ups
Education:	Herold washington college

This borrower member posted the following loan description, which has not been verified:

Im curently working @ interparking fulltime 15years+ and parttime with UPS,5years my wages on both jobs is over $42,000.I collects some rent of $650 from a room mate who i rented to.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1993	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	27
Revolving Credit Balance:	$854.00	Public Records On File:	0
Revolving Line Utilization:	21.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 408113

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408113	$13,500	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408113. Member loan 408113 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$10,000 / month
Current employer:	self	Debt-to-income ratio:	23.39%
Length of employment:	10 years	Location:	Crete, IL

Home town:	Marion
Current & past employers:	self
Education:

This borrower member posted the following loan description, which has not been verified:

My name is Nick Mouw and I own Abetterwatobuy Inc. We warehouse app 400 SKUs (value app. $200,000) in an 1800 sq ft warehouse in Crete, IL. address if you want to google map it is 25621 S. Dixie Hwy, Unit 13D Crete, IL 60417 I started selling a few items from home in 1999 on Ebay and have since expanded to sell on Amazon, a web site and we supply products for Overstock.com. Sales last Year topped $3,000,000 but admittedly are down app 15% this year. For that reason it is time to "Get Serious". On ebay we are namou (55.000 + feedback) with an ebay store titled "Abetterwaytobuy". On Amazon we are "Abetterwaytobuy". But when we ship for Overstock it is in the Overstock name. It is safe to say that if you buy a radar detector, CB Radio or Police scanner from Overstock there is a good chance it is actually coming from us. (we are 1 of several "Overstock Partners" that supply that type of merchandise for them. The money will be used for: 1. Increasing Inventory I intend to increase inventory. ( the no. of SKUs) Width of inventory is the key to my business. There is not much risk involved as I can accurately predict what I can sell most anything for, as research is a close as any computer. I simply do not buy anything at a price that does not allow me to be among the very lowest price for any given item online. 2.upgrading my web site www.abetterwaytobuy.net. To date I have not spent any money on design, on search engine optimization or on marketing said web site. I am confident the plans i have for the site will increase sales markedly. In conclusioin, I am 56 yrs. old and to date have not left a single bill unpaid. I will not let this one ruin that record. Thank You for your consideration, Nick Mouw

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1990	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$107,404.00	Public Records On File:	0
Revolving Line Utilization:	54.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 408140

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408140	$6,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408140. Member loan 408140 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,250 / month
Current employer:	From the heart pottery	Debt-to-income ratio:	23.91%
Length of employment:	2 years 5 months	Location:	Seattle, WA

Home town:	silverspring
Current & past employers:	From the heart pottery, U.S Customs and Border Protestion
Education:	University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

I intend to use this loan for a summer semester at the University of MD. I am currently a junior 3 credits away from being a senior. My degree field is environmental management.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1996	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	47
Revolving Credit Balance:	$317.00	Public Records On File:	0
Revolving Line Utilization:	31.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408144

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408144	$10,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408144. Member loan 408144 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,585 / month
Current employer:	Data Management Services, Inc	Debt-to-income ratio:	15.94%
Length of employment:	6 months	Location:	Middletown, MD

Home town:	Fred
Current & past employers:	Data Management Services, Inc
Education:	Hood College

This borrower member posted the following loan description, which has not been verified:

Consolidate credit debt; would like to have a fixed length loan of three years.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,588.00	Public Records On File:	0
Revolving Line Utilization:	94.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408156

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408156	$3,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408156. Member loan 408156 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,992 / month
Current employer:	US Air Force	Debt-to-income ratio:	7.97%
Length of employment:	16 years 2 months	Location:	St. Louis, MO

Home town:	St. Louis
Current & past employers:	US Air Force, State of Missouri
Education:	Washington University in St Louis

This borrower member posted the following loan description, which has not been verified:

I have a Home Depot card with a special 12 month no interest charge deal. It is about to expire and I will be charged the interest for the entire 12 months. By refinancing I automatically save $600 dollars, regardless of new loan rate. I have been a homeowner for 7 years. I have recently been activated in the Air Force Reserves for a one year assignment. This assignment increases my take home pay but not soon enough to cover the Home Depot card special promotion expiration. I am an E6 with 16 years of service in the military. I am a DIY (do-it-yourself home repair) so most of my debt goes back into my house. My monthly expenses are few. I have a family of 4 kids and we live pretty simply. Our 2002 Honda Odyssey is paid off. We have no cable TV. My wife homeschools, so our education expense are low. She also does occasional office work to supplement our income. This is my first loan post, so forgive me if I left out any pertinent information.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1994	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	20	Months Since Last Delinquency:	21
Revolving Credit Balance:	$24,876.00	Public Records On File:	0
Revolving Line Utilization:	86.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408192

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408192	$3,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408192. Member loan 408192 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Bright Horizons Family Solutions	Debt-to-income ratio:	5.21%
Length of employment:	14 years 3 months	Location:	Los Angeles, CA

Home town:	Bridgeport
Current & past employers:	Bright Horizons Family Solutions, Assistant League School of Santa Monica
Education:	SUNY at Brockport, Santa Monica College

This borrower member posted the following loan description, which has not been verified:

I am a single parent trying make ends meet. I am owed $40,000.00 in back child support from my child's father. The case is with Child Support services in Los Angeles County. I want the $20,000.00 to pay off a personal and car loan, a few credit cards. When I do then I will have only one payment to make. Thank you, Anita Porter

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,805.00	Public Records On File:	1
Revolving Line Utilization:	80.60%	Months Since Last Record:	108
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408209

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408209	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408209. Member loan 408209 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$11,917 / month
Current employer:	astrazeneca	Debt-to-income ratio:	16.75%
Length of employment:	5 years 2 months	Location:	West Chester, PA

Home town:	ventura
Current & past employers:	astrazeneca
Education:	university of southern ca

This borrower member posted the following loan description, which has not been verified:

Desire 15,000 to consolidate high interest credit card debt. A review of the credit report will show consistently reliable payment history. Greatest detriment on credit report is outstanding financial obligations including large school loan debt to finance undergraduate and graduate school. Have never defaulted on a financial obligation. Both applicants employed by national companies with significant job security.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	61	Months Since Last Delinquency:	28
Revolving Credit Balance:	$23,252.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408236	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408236. Member loan 408236 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$15,750 / month
Current employer:	Memorial Hermann Health Care system	Debt-to-income ratio:	7.69%
Length of employment:	4 years 3 months	Location:	FRIENDSWOOD, TX

Home town:	Minden
Current & past employers:	Memorial Hermann Health Care system, Baylor Health Care System
Education:	LeTourneau University

This borrower member posted the following loan description, which has not been verified:

Lender, The rquested loan will be used to pay for a pool for my family. I am responsible candidate based on my proven positive track record with handeling my finiances. I have never defaulted on a loan and I have a stable job with a strong income.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	27
Revolving Credit Balance:	$15,732.00	Public Records On File:	0
Revolving Line Utilization:	38.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408253

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408253	$2,100	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408253. Member loan 408253 was requested on May 23, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	Kaiser Permanente	Debt-to-income ratio:	1.61%
Length of employment:	12 years	Location:	Pittsburg, CA

Home town:	San Francisco
Current & past employers:	Kaiser Permanente
Education:

This borrower member posted the following loan description, which has not been verified:

Looking for a loan to consolidate bills and get a lower interest rate.

A credit bureau reported the following information about this borrower member on May 23, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1990	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,122.00	Public Records On File:	0
Revolving Line Utilization:	21.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408286

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408286	$12,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408286. Member loan 408286 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	The Continental Group Inc	Debt-to-income ratio:	15.39%
Length of employment:	3 years	Location:	Coconut Creek, FL

Home town:	Metropolis
Current & past employers:	The Continental Group Inc, Federal Express, Apple Inc.
Education:	Southern Illinois University-Carbondale

This borrower member posted the following loan description, which has not been verified:

Meet me, a stable 40 year old woman who came down south from the midwest to be a nanny when my daughter was a baby. I wanted (needed) to be her first and main source of care and a moral compass for her. I chose to (joyfully) care for other parent's children while they had to work, allowing me to work and make a safe home for us. It was a win - win situation. Fast forward 16 years later, my daughter is planning where to go to college, I am a happy licensed Condominium Manager on the beach in a gorgeous high rise (I rent way in-land) and I am finally in a position to purchase a modest home for us. I've been itching to make upgrades to the condo we've been renting, but the owner has fallen into foreclosure and we can not stay here. I have been able to save $5,000 and would like a loan for $12,000. It is just the two of us. I have no extended family to ask, and I am not the type of person to go asking friends. I prefer to work for what I have even if I need to go about it the hard way. I also prefer not to give banks my money as I would like to help the economy from the inside track. Direct; people with a need helping other people with a need. I hope we may help each other reach our goals together.

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,862.00	Public Records On File:	0
Revolving Line Utilization:	54.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408322

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408322	$12,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408322. Member loan 408322 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,083 / month
Current employer:	airgas merchant gases	Debt-to-income ratio:	18.89%
Length of employment:	2 years	Location:	CLEVELAND, OH

Home town:	washington ch
Current & past employers:	airgas merchant gases, Airborne Express, ABX Air
Education:	Frankin University, MBA

This borrower member posted the following loan description, which has not been verified:

Water proof basement and consolidate a credit line that has increased interest twice in the last four months.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1998	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	48
Revolving Credit Balance:	$17,710.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408351

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408351	$3,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408351. Member loan 408351 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,167 / month
Current employer:	ADP	Debt-to-income ratio:	22.08%
Length of employment:	2 years 8 months	Location:	EL PASO, TX

Home town:	El Cajon
Current & past employers:	ADP, Automatic Data Processing Inc.
Education:	American Intercontinental University at Atlanta

This borrower member posted the following loan description, which has not been verified:

This is for a Wedding loan.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1995	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$25,277.00	Public Records On File:	0
Revolving Line Utilization:	77.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 408412

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408412	$5,600	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408412. Member loan 408412 was requested on May 24, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,500 / month
Current employer:	The Casino Connection	Debt-to-income ratio:	17.64%
Length of employment:	9 years 8 months	Location:	Austin, TX

Home town:	Seoul
Current & past employers:	The Casino Connection
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

Capital One balance of $1300 has jumped from 13.9% to 22% APR recently even though I have never missed a payment in the 5+ years my account has been open. Macy's account balance of $2100 has an APR of 24.99%. Goodyear account balance of $500 has an APR of 24.99%. My only other debt is my monthly car payment of $332.45. My current balance is $4,876.99 at 11.32%. My current car note will be paid off by Sept 2010. The total minimum payment on my accounts is about $109 per month. For approximately $26 more per month I can consolidate all my credit card accounts and pay off my Lending Club loan in 3 years or less.

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1988	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,140.00	Public Records On File:	0
Revolving Line Utilization:	68.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408485

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408485	$3,200	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408485. Member loan 408485 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,520 / month
Current employer:	Andrews International	Debt-to-income ratio:	20.26%
Length of employment:	5 months	Location:	Nutley, NJ

Home town:	Punjab
Current & past employers:	Andrews International
Education:

This borrower member posted the following loan description, which has not been verified:

Applying to pay for summer class

A credit bureau reported the following information about this borrower member on May 24, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6.00	Public Records On File:	0
Revolving Line Utilization:	0.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408511

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408511	$10,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408511. Member loan 408511 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	Network Communications	Debt-to-income ratio:	22.56%
Length of employment:	4 years	Location:	LITHONIA, GA

Home town:	Atlanta
Current & past employers:	Network Communications
Education:	DeVry University-Georgia, Keller Graduate School

This borrower member posted the following loan description, which has not been verified:

Hi, I really would like to receive a loan to help with recent medical bills. I had a baby February 11th of this year and due to couple of a problems I had to make several trips to the ER. I have gotten behind on a couple of bills and just really need some assistance. I have never been behind on any bills and will always pay on time. Thanks!

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1983	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,212.00	Public Records On File:	0
Revolving Line Utilization:	72.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408542

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408542	$4,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408542. Member loan 408542 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Macy's Inc.	Debt-to-income ratio:	6.36%
Length of employment:	2 years 6 months	Location:	Philadelphia, PA

Home town:	Philadelphia
Current & past employers:	Macy's Inc., Dekalb County School System
Education:	Temple University

This borrower member posted the following loan description, which has not been verified:

My son lives in Atlanta, GA with his father. He is going to school and is looking to find a job. He needs to have reliable transportation . Since his father is not willing or able to help, he asked me. I have never taken out a loan so this would be good for my credit history. I don't like having debt hanging over my head, so I will get it paid off as quickly as possible.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$15,830.00	Public Records On File:	0
Revolving Line Utilization:	52.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408569

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408569	$25,000	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408569. Member loan 408569 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Criterion Research, Inc.	Debt-to-income ratio:	10.65%
Length of employment:	6 years	Location:	Brandon, FL

Home town:	Saint Petersburg
Current & past employers:	Criterion Research, Inc., Tampa General Hospital, Moffitt Cancer Center, US Environmental Protection Agency
Education:	Franklin College of Indiana, University of South Florida

This borrower member posted the following loan description, which has not been verified:

I am requesting a loan to consolidate credit card debt into one payment at a lower rate. I would much rather regular people make money from interest on my loan than Regions Bank. I have good credit and have never missed a payment on any loan or credit card balance. I make enough money to comfortably pay my bills and support my family. Some of this money will be used to buy a solar hot water heater as well. We live in Florida and I want to take advantage of the free energy we get in the form of the extreme summer heat. Thanks for taking the time to consider my request.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1991	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	35
Revolving Credit Balance:	$10,365.00	Public Records On File:	0
Revolving Line Utilization:	41.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408571

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408571	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408571. Member loan 408571 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	KidsArt	Debt-to-income ratio:	22.18%
Length of employment:	2 years	Location:	Glendale, CA

Home town:	Lino Lakes
Current & past employers:	KidsArt, Starbucks
Education:	Augustana College at Sioux Falls, Gordon-Conwell Theological Seminary

This borrower member posted the following loan description, which has not been verified:

I'll be using this loan to pay off all my consumer debt.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1984	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,022.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408594

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408594	$6,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408594. Member loan 408594 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,167 / month
Current employer:	Social Security Administration (SSA)	Debt-to-income ratio:	19.44%
Length of employment:	2 months	Location:	Ellicott City, MD

Home town:	Silver Spring
Current & past employers:	Social Security Administration (SSA), Peace Corps, New York Times
Education:	George Washington University (GW), Emerson College

This borrower member posted the following loan description, which has not been verified:

Good day, I am a 28-year-old female, who returned from serving in the Peace Corps in Malawi in November. I was medically separated due to repeated bouts with malaria. I have a BS in journalism and a MA in public affairs, and am currently working in the federal government. I have always had a history of good credit (my car is paid off, my undergrad loans are paid off, etc), but due to a couple of problems (3 actually*) and the economic crises, I am unable to get a consolidation loan with a reasonable rate. I have signed up to be an egg donor, transcriber, dog walker -- anything in my part-time to make some extra money to pay off my bills. The one contract job I had writing proposals for a social business venture in Bangladesh has had their funds dry up and can no longer pay me. I am also selling a lot of my things on eBay. I don't want to go to a credit counselor or go bankrupt - I am an honest person who is willing to work as much as possible to pay off my debt. I currently have no rent (living at parents' house) and no car payment (paid off). My only major monthly bills are my cell phone and my car insurance (totaling 260$ a month). I always pay the minimum plus 100% (at least). The 3 problems on my credit report are as follows: - the Peace Corps had me fill out the wrong form for my school loans to deferred while I was serving overseas -- that finally got sorted out in December 2008. - a pile of mail had its sticker stamps stolen in December and none of my family's bills got to where they needed to go. I normally pay online, but since my mother (who was my power of attorney while away) is not computer savvy and insists on mailing in her bills. - I checked the wrong box on an auto-payment from my checking account and sent my monthly bill to Chase to Care Credit by mistake (they hiked my interest rate up to 29.99%). I am and honest, responsible, hard-working woman who just need a break! Please consider my situation! You will not be let down! Thank you in advance!

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	47	Months Since Last Delinquency:	9
Revolving Credit Balance:	$42,218.00	Public Records On File:	0
Revolving Line Utilization:	77.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408628

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408628	$2,500	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408628. Member loan 408628 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	PCB Piezotronics	Debt-to-income ratio:	19.00%
Length of employment:	7 years	Location:	BUFFALO, NY

Home town:	Buffalo
Current & past employers:	PCB Piezotronics, US Ai Force
Education:	Embry-Riddle Aeronautical University, ITT Technical Institute

This borrower member posted the following loan description, which has not been verified:

I am going to be relocating to New Jersey and have accepted a Federal position paying over $55,000/yr. My ability to repay will be no issue at all. Right now I need money to cover my relocation costs so I can start my new position. I have a proven track record of not making late payments or missing payments.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,035.00	Public Records On File:	0
Revolving Line Utilization:	96.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 408640

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408640	$2,500	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408640. Member loan 408640 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Shultz Bros. Trucking	Debt-to-income ratio:	2.20%
Length of employment:	1 year	Location:	Brazoria, TX

Home town:	Battle Creek
Current & past employers:	Shultz Bros. Trucking
Education:	Barton County Community College

This borrower member posted the following loan description, which has not been verified:

I would like to get a loan to purchase a used motorcycle.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$2,196.00	Public Records On File:	0
Revolving Line Utilization:	35.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408655

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408655	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408655. Member loan 408655 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	University of Mississippi Medical Center	Debt-to-income ratio:	17.50%
Length of employment:	5 years 11 months	Location:	Jackson, MS

Home town:	Wiggins
Current & past employers:	University of Mississippi Medical Center, Central Christian Church (Disciples); Hattiesburg, MS, Forrest General Hospital, Hospice of the Bluegrass
Education:	William Carey College, The Southern Baptist Theological Seminary, American University

This borrower member posted the following loan description, which has not been verified:

My wife had the privilege to attend graduate school in Chicago at Roosevelt University for the past two summers. It is a great honor for her and for the state of Mississippi since she is the first Mississippi theatre teacher at attend. She is scheduled to attend her third and final summer this June. There is a snag. Due to a horrible mix up with her old collegiate student loans her financial aid for Summer 2008 was rescinded and she must pay right at $6000.00 in tuition before she can be registered this summer. The original payment deadline is mid April, but Roosevelt has extended the deadline for us until early June. If she does not attend this summer, the courses she needs will not be offered again until summer 2012. The final part of the program is a thesis production scheduled for spring 2010. If she cannot attend this summer that production will be moved back until spring 2013. All of the students who have begun preparation for the 2010 production will have graduated and will have lost their opportuniy to shine in this historic production. The production is scheduled to be "The Miracle Worker" which chronicles the life of Helen Keller and will be an outreach to the hearing impaired community in our metropolitan area. Thank you so much for your assistance in relation to this matter. Carol

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1990	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,391.00	Public Records On File:	0
Revolving Line Utilization:	68.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408673

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408673	$20,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408673. Member loan 408673 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	louis kim dds inc	Debt-to-income ratio:	12.80%
Length of employment:	4 years 6 months	Location:	folsom, CA

Home town:	boeun
Current & past employers:	louis kim dds inc
Education:	University of California-Los Angeles (UCLA)

This borrower member posted the following loan description, which has not been verified:

this loan would be used to consolidate my credit card balance i have. they have much higher rates and i think it makes sense to pay them off if i can get a loan at a better rate. i will not cause any problem paying off the loan as i have a secure job (dentist). thanks for looking in.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	49	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$35,214.00	Public Records On File:	0
Revolving Line Utilization:	81.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408712

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408712	$7,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408712. Member loan 408712 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,083 / month
Current employer:	Union County Public Schools	Debt-to-income ratio:	11.90%
Length of employment:	5 years	Location:	Monroe, SC

Home town:	Fenton
Current & past employers:	Union County Public Schools, Starbucks
Education:	Western Michigan University, University of North Carolina at Charlotte (UNC)

This borrower member posted the following loan description, which has not been verified:

My husband and I are both teachers at a high risk title one elementary school. We currently live in a not so good neighborhood. We are wanting to start a family and move into a bigger home than what we have now. We are renting our current house and have found the home of our dreams and need some help coming up with the money for the down payment. It is a nicer home then we ever dreamed we could afford as two teachers and would greatly appreciate any assistance that you are willing to offer to help us reach our dream. Have a blessed day!

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$4,729.00	Public Records On File:	0
Revolving Line Utilization:	53.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408728

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408728	$4,975	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408728. Member loan 408728 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	USA Scientific	Debt-to-income ratio:	14.20%
Length of employment:	1 year	Location:	Westborough, MA

Home town:	Bangor
Current & past employers:	USA Scientific, Valet Park of America
Education:	Clark University

This borrower member posted the following loan description, which has not been verified:

Looking for a small personal loan to purchase a motorcycle.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,284.00	Public Records On File:	0
Revolving Line Utilization:	60.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408746

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408746	$6,200	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408746. Member loan 408746 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,000 / month
Current employer:	Golds Gym	Debt-to-income ratio:	7.13%
Length of employment:	2 years	Location:	Cypress, TX

Home town:	Louisville
Current & past employers:	Golds Gym, Fitness Inferno, Olympus Fitness
Education:	University of Maryland-College Park

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my credit card debt at a lower interst rate. I have never missed a payment, but over the past two years my credit card companies have somehow gotten away with increasing my interest rates over and over again. I pay over the minimum payment per month on all my cards by paying about $700-800.00 a month, but I just can't keep up with the rising interest rates. Can anyone please help me.

A credit bureau reported the following information about this borrower member on May 7, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	43
Revolving Credit Balance:	$12,616.00	Public Records On File:	0
Revolving Line Utilization:	78.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 408783

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408783	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408783. Member loan 408783 was requested on May 25, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,417 / month
Current employer:	T.C. Investment Properties	Debt-to-income ratio:	23.17%
Length of employment:	1 year	Location:	Anaheim Hills, CA

Home town:	Bakersfield
Current & past employers:	T.C. Investment Properties, Advantage REO, Southern California Pipeline, 21 Oceanfront, Solstice Capital Group
Education:	Cypress College, Saddleback College, California State University-Long Beach (CSULB), Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

I recently was introduced to this company Carbon Copy Pro, who is extremely successful in online marketing, selling financial education products that help the average person develop strategies to become wealthy. The company, Wealth Masters International, is the only product Carbon Copy Pro sells and for good reason as their students do extremely well. I have invested in the M1 product and would like to advance to the M2 which gives me a commission of $4,000 per sale. I have goals to reach the $100,000 income level within 6 months. I am requesting the loan to advance to the next level of Wealth Masters International. I am operating as a member of Carbon Copy Pro selling products of Wealth Masters International. Please consider my request at your discretion. Thank you.

A credit bureau reported the following information about this borrower member on May 25, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1974	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,081.00	Public Records On File:	0
Revolving Line Utilization:	32.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408817	$9,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408817. Member loan 408817 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,917 / month
Current employer:	GE	Debt-to-income ratio:	10.64%
Length of employment:	7 years 3 months	Location:	HARTFORD, CT

Home town:
Current & past employers:	GE
Education:

This borrower member posted the following loan description, which has not been verified:

This loan is to make a one-time payment to my ex-wife rather than monthly payments being made to cover her share of the equity in our home.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1996	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,376.00	Public Records On File:	0
Revolving Line Utilization:	77.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408833

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408833	$12,500	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408833. Member loan 408833 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,733 / month
Current employer:	Pepco Holdings	Debt-to-income ratio:	2.83%
Length of employment:	1 year	Location:	Potomac, MD

Home town:	Washington
Current & past employers:	Pepco Holdings, NorthStar Communications Group, EDS, Agriculture Department (USDA)
Education:	Capiol College, University of Maryland-College Park, Montgomery College

This borrower member posted the following loan description, which has not been verified:

Hello: Purpose of loan is to pay off 4 credit cards in full. I would like to pay 1 monthly payment as instead of shuffling money into higher interest rate credit cards. I am a Senior Engineer for a very stable utilities company in the Washington DC area. I get paid every two weeks and can afford to pay back the borrowed loan given a three year window. Need to borrow $12,363, but had to list $12,500 because it had to be a multiple of $25. Credit Card details AMEX $1688 Bank of America $6401 The reason for the amount of credit cards built up was due to a move from Texas to the DC area. I am now on track for a complete budget and am tired of paying these high interest rates on these credit cards. I have never missed any payments, have a paid off car and have an excellent credit score.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1996	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,363.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408844

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408844	$9,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408844. Member loan 408844 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,420 / month
Current employer:	Investment Technology Group	Debt-to-income ratio:	8.57%
Length of employment:	1 year 5 months	Location:	BROOKLYN, NY

Home town:	Guilford
Current & past employers:	Investment Technology Group
Education:	Northern Kentucky University

This borrower member posted the following loan description, which has not been verified:

Would like to consolidate my current outstanding credit card debt into one monthly payment with a fixed loan.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2001	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,573.00	Public Records On File:	0
Revolving Line Utilization:	39.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408921

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408921	$6,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408921. Member loan 408921 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,440 / month
Current employer:	Marquee Recovery LLC	Debt-to-income ratio:	22.14%
Length of employment:	2 months	Location:	AURORA, CO

Home town:	Aurora
Current & past employers:	Marquee Recovery LLC
Education:

This borrower member posted the following loan description, which has not been verified:

I'm wanting to cossolidate a couple of my bills

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2005	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$5,975.00	Public Records On File:	0
Revolving Line Utilization:	41.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 408948

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408948	$8,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408948. Member loan 408948 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,333 / month
Current employer:	Sargent and Lundy LLC	Debt-to-income ratio:	18.06%
Length of employment:	2 years 1 month	Location:	wilmington, DE

Home town:	Syracuse
Current & past employers:	Sargent and Lundy LLC
Education:	Rochester Institute of Technology (RIT)

This borrower member posted the following loan description, which has not been verified:

This money will go to consolidate debt payments and 1 slightly major purchase. The debt is from credit cards that I used while in college which have all seen increases in the interest rates to very high levels. In the past I had not worried so much about the card interest or making lump payoffs in order to keep my primary checking in good order. The card companies have made the obvious mistake jacking up my interest (IMO)... I hope to pay investors of this loan a "fair" amount of interest instead and leave them with none. I am currently paying around $500/month to the various cards to avoid paying a ton of interest. About $3000 will take care of this debt. A consequence of paying on debt is that I've only saved about $1000 in the past 8 months. Therefore the other portion of this money will be going towards moving forward in a relationship (engagement). I feel I am a good candidate for this loan. I do have school and auto debt but it is very manageable. I also hold a good paying job as an engineer in a very stable industry. If there are any doubts or I have left something important out, please feel free to ask and I will enlighten you.

A credit bureau reported the following information about this borrower member on May 6, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2000	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,948.00	Public Records On File:	0
Revolving Line Utilization:	11.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 408961

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408961	$10,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408961. Member loan 408961 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	McCormick & Schmicks	Debt-to-income ratio:	9.66%
Length of employment:	10 months	Location:	Los Angeles, CA

Home town:	Portland
Current & past employers:	McCormick & Schmicks, Spago, Yoshida Group
Education:	Southern Oregon University

This borrower member posted the following loan description, which has not been verified:

I am looking to buy a 1998 Acura Integra Type-R. My car recently broke down and I have been without a car now for 3 months. With my yellow lab I am just not able to do it any longer. I found a person locally that is selling this car with only 57k miles. I have a good stable job in Beverly Hills and have very little expenses. I currently have $1500 a month that I either put into savings or use for household upgrades, etc. So monthly payments will not be an issue for me. I have a 745 credit score and am just not able to get a loan from my bank, due to the car being older than 2004, so I am using this service instead. Thank you for your consideration. -Josh McIntyre

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2000	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	38
Revolving Credit Balance:	$9,100.00	Public Records On File:	0
Revolving Line Utilization:	43.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 408965

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408965	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408965. Member loan 408965 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,500 / month
Current employer:	H.C. Brill Co. Inc.	Debt-to-income ratio:	13.73%
Length of employment:	2 years 2 months	Location:	NORCROSS, GA

Home town:	West Decatur
Current & past employers:	H.C. Brill Co. Inc., The Schwan Food Company, The Pennsylvania State University
Education:	The Pennsylvania State University

This borrower member posted the following loan description, which has not been verified:

I have 2 credit card accounts with Chase and Capital One that I have a combined debt of $9,600 on them. They both recently just raised my APR from 5.4 and 5.99% respectively to over 10.9%. I have paid down these debts substantially over the last year (paid off about $4000). I have also just paid off another personal loan that I had with Wachovia ($8,000 over 4 years). I am finally in a financial position....making $66,000/yr and paying only $825/month rent (utilties included)......to pay off all the debt I accumulated in college and when first moving from PA to GA. I am looking to pay off this debt ASAP and don't want to give the credit card companies the satisfaction of getting any more money from me. Please help me achieve my goal. Thanks!

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,956.00	Public Records On File:	0
Revolving Line Utilization:	27.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 408983

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
408983	$1,800	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 408983. Member loan 408983 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,833 / month
Current employer:	San Luis Obispo County	Debt-to-income ratio:	17.30%
Length of employment:	2 years 1 month	Location:	TEMPLETON, CA

Home town:	bakersfield
Current & past employers:	San Luis Obispo County, city of templeton
Education:	university of montana

This borrower member posted the following loan description, which has not been verified:

major purchase

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,634.00	Public Records On File:	0
Revolving Line Utilization:	89.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409001

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409001	$20,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409001. Member loan 409001 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,417 / month
Current employer:	Norwalk-La Mirada School District	Debt-to-income ratio:	13.85%
Length of employment:	7 years	Location:	Buena Park, CA

Home town:	Fullerton
Current & past employers:	Norwalk-La Mirada School District, Home Base
Education:	California State University-Fullerton (CSUF)

This borrower member posted the following loan description, which has not been verified:

Adding Mother-in-Law Room.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1993	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	2
Total Credit Lines:	25	Months Since Last Delinquency:	14
Revolving Credit Balance:	$5,119.00	Public Records On File:	0
Revolving Line Utilization:	17.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409049

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409049	$10,500	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409049. Member loan 409049 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,000 / month
Current employer:	USG	Debt-to-income ratio:	11.67%
Length of employment:	5 years 2 months	Location:	Rocky Face, GA

Home town:
Current & past employers:	USG, USMC
Education:	NCSU

This borrower member posted the following loan description, which has not been verified:

My HVAC unit just faced an unexpected need of replacement. With summer coming on, it was a must do. While being able to swing the majority of the cost, I had to place some of the burden on credit cards. I am applying for this loan in order to pay down the balance on those cards, and to put a cushion back in the savings acct. All three of my bureau reports are spotless.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$29,198.00	Public Records On File:	0
Revolving Line Utilization:	79.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 409062

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409062	$15,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409062. Member loan 409062 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	JWT	Debt-to-income ratio:	9.45%
Length of employment:	2 years	Location:	BRONXVILLE, NY

Home town:	Brooklyn
Current & past employers:	JWT, Gotham Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

Loan purpose is to consolidate several debts and ease the burden of various monthly payments and interest rates.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1983	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	34	Months Since Last Delinquency:	20
Revolving Credit Balance:	$32,239.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409066

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409066	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409066. Member loan 409066 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Senior Assist LLC	Debt-to-income ratio:	10.85%
Length of employment:	3 years	Location:	Spokane Valley, WA

Home town:	Syracuse
Current & past employers:	Senior Assist LLC
Education:	University of Utah

This borrower member posted the following loan description, which has not been verified:

We are a home care agency in Spokane, WA. Looking for operational capital to float our payroll, and pay short term debt. Our company grosses over $600,000. We have been in business for 3 years.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1998	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	28	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$36,204.00	Public Records On File:	0
Revolving Line Utilization:	93.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 409088

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409088	$25,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409088. Member loan 409088 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$16,667 / month
Current employer:	Techsolutions Corp	Debt-to-income ratio:	4.85%
Length of employment:	6 years	Location:	Burke, VA

Home town:	Niles
Current & past employers:	Techsolutions Corp, Alaska National Bank, Northwestern National Insurance, Unisys Corp.
Education:	The Wharton School of the University of PA, Ball State University

This borrower member posted the following loan description, which has not been verified:

Cash Flow for new hires and business growth

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1971	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$276,570.00	Public Records On File:	0
Revolving Line Utilization:	6.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409091

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409091	$8,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409091. Member loan 409091 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,333 / month
Current employer:	Self Employed	Debt-to-income ratio:	0.75%
Length of employment:	8 years	Location:	Deltona, FL

Home town:	Colville
Current & past employers:	Self Employed
Education:	University of New Hampshire-Main Campus (UNH), Seminole Community College

This borrower member posted the following loan description, which has not been verified:

The reason I am applying for this loan is to cover the rest of the cost for my education at a University. The money will go strictly towards tuition, and books for the school. I am a mother of two, self employed and married to a retired firefighter, wanting to continue and finish my education. My goal is to receive a higher degree, so that I can obtain a higher paying job to support my family! I am a hard worker, I pay my bills and have paid off my debts from the past. I am a strong mother, and wife taking responsibility for our financial future by continuing on with my education. I have applied and been accepted to the Academy of Art University in California. I have received a Stafford loan but I will need this additional to cover the rest of the 2009/2010 school year.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	52
Revolving Credit Balance:	$814.00	Public Records On File:	0
Revolving Line Utilization:	50.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409094

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409094	$6,400	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409094. Member loan 409094 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	BEVERAGE DIST. CO.	Debt-to-income ratio:	11.62%
Length of employment:	3 months	Location:	PARKER, CO

Home town:	Memphis
Current & past employers:	BEVERAGE DIST. CO.
Education:	University of Mississippi Main Campus

This borrower member posted the following loan description, which has not been verified:

Thank you for considering us for this loan. My wife and I recently found out we would be having twins. We are really excited!!!! We are looking for a loan to help finish our 50% complete basement. We need to get the basement finished to have a little more room for everyone. My wife had a loan through lending club and it was great. We decided to go this route again since everything went so smooth. Feel free to ask any questions. Thanks

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	52
Revolving Credit Balance:	$9,337.00	Public Records On File:	1
Revolving Line Utilization:	32.60%	Months Since Last Record:	86
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 409129

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409129	$9,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409129. Member loan 409129 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,000 / month
Current employer:	Procell Logging Inc	Debt-to-income ratio:	15.17%
Length of employment:	5 years 2 months	Location:	RUSTON, LA

Home town:	Winnfield
Current & past employers:	Procell Logging Inc
Education:	Louisiana Tech University, Texas Tech University

This borrower member posted the following loan description, which has not been verified:

The loan at 13.45% is better than paying the higher credit card rates. I appreciate the opportunity. Thank you.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,328.00	Public Records On File:	0
Revolving Line Utilization:	68.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409148

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409148	$6,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409148. Member loan 409148 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,167 / month
Current employer:	United States Environmental Protection Agency	Debt-to-income ratio:	5.69%
Length of employment:	7 years 1 month	Location:	Piscataway, NJ

Home town:	Newark
Current & past employers:	United States Environmental Protection Agency, Weston Solutions
Education:	University of Denver

This borrower member posted the following loan description, which has not been verified:

Motorcycle Loan

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1987	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	41	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$48,166.00	Public Records On File:	0
Revolving Line Utilization:	59.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 409173

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409173	$25,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409173. Member loan 409173 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$58,333 / month
Current employer:	n/a	Debt-to-income ratio:	9.64%
Length of employment:	18 years 5 months	Location:	Gaithersburg, MD

Home town:
Current & past employers:	Self-Employed
Education:	Virginia Polytechnic Institute and State University (Virginia Tech)

This borrower member posted the following loan description, which has not been verified:

I have owned a small business for over 18 years and recieve payments from my clients on a quarterly basis. I typically recieve about $200,000 quarterly. My tax bill this past year was more than what I expected which required me to use a credit card advance. I plan on paying off the balance when I recieve my next quarterly income payment which will not occur again until July 30th. I have excellent credit.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	35	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$49,139.00	Public Records On File:	0
Revolving Line Utilization:	86.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409181

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409181	$1,750	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409181. Member loan 409181 was requested on May 26, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	Andrew Stridiron	Debt-to-income ratio:	15.84%
Length of employment:	1 year 5 months	Location:	Arlington, PA

Home town:	Philadelphia
Current & past employers:	Andrew Stridiron
Education:	Art Institute of Washington, West Virginia University

This borrower member posted the following loan description, which has not been verified:

I would like to borrow this amount to finish school. I have been having problems getting other loans so my hope is to get money from here now. I have had to pay off some of my loans after leaving the first college I went to which was West Virginia University. I was barely late on paying the loans back. Now I'm at the Art Institute of Washington and my major is Bachelors in Audio Production. So far I have completed about a year and a half of school. I have one more year and half left. So I should be done by the end of fall quarter of next year (Dec, 2010). I will use this money only for school which should cover all of my tuition and on campus housing expenses up till that time when I graduate. I'm a good, reliable and responsible candidate for the loan because I have experienced a lot of expenses that I have had to pay for in life. I know the importance of paying the money back when needed to. I also plan to look for good job companies and apply my interests and currest position in school while I'm in school. Getting a job right away after I graduate will be a good start and preparation for when I will have to pay the money back. This way, I will not put myself in danger of not being able to pay the money back. Not only will I look for a job, but will also work on my secondary job as a recording rap artist and Electronic DJ to get extra money. My current plan is to look for a scholarship to help pay for loans in the future if that is possible. I have completed so much in school. So I definately do not want to withhold my position from going to school at this moment, because I don't have enough money or can't get any loans. Thanks so much for at least giving me this opportunity to apply.

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	n/a	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409250

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409250	$9,600	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409250. Member loan 409250 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	The Shakespeare Theatre of NJ	Debt-to-income ratio:	6.85%
Length of employment:	8 years	Location:	FLORHAM PARK, NJ

Home town:	Morristown
Current & past employers:	The Shakespeare Theatre of NJ
Education:	Fairleigh Dickinson University-College at Florham

This borrower member posted the following loan description, which has not been verified:

To whom it may concern, First and foremost it is amazing that an organization such as this exists in a climate where everyone seems to be getting burned. I am a 31 year old professional male who has always had steady work. Recently in 2006 I took a gamble and left my work of 5 years for a new opportunity which unfortunately didn't pan out (no fault of mine, it shut down). By summer 2007 I was out of work with bills mounting. I made the mistake of using credit to help me through 6 months of not working and now I'm stuck in a revolving door. Thankfully in 2008 my previous employer welcomed me back with open arms and since then I've been making a serious dent in my debt. Now I am at the point where I want to eliminate it forever in 3 years with a good interest rate. A little about me...I have been described by my boss as a renaissance man. I manage a network of computers for a non-profit as well as pursue many artistic endeavors. Currently outside of work I am writing a screenplay about a little know story in the early 1900's that I've been researching for 2 years. I have also performed Shakespeare professionally and read tons of books. I strive to keep a balance between my techie computer side and the arts. Getting out of debt will finally allow me to keep my head above water because being on a non-profit salary it remains hard to save and stay afloat. In the past 6 months I have created a budget for myself based on percentages. Thirty percent toward savings, 30% toward living expenses, and 40% toward debt. The loan I am requesting will accomplish 2 things for me...1) consolidate and 2) have a fixed rate and timeframe to complete my debt free plan. Despite being in debt I have always made payments on time and know when to sacrifice. My credit record shows that I have never once made a late payment and often pay above the minimum required. I was raised by parents who always said to me that there is always a way to get things done as long as you commit. I once read that debt is the worst poverty. I now believe this to be true. It's amazing how it can wreak havoc on your psyche and consume your everyday thoughts to the point where you can no longer focus on the things that once brought you joy. I believe I can live a fulfilled passionate life without a high paying job so long as you use money wisely. And once out of debt I will be able to save more again and pursue my screenplay wholeheartedly and sell it.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,865.00	Public Records On File:	0
Revolving Line Utilization:	18.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409378

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409378	$7,200	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409378. Member loan 409378 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,417 / month
Current employer:	English + Associates Architects, Inc.	Debt-to-income ratio:	13.86%
Length of employment:	11 months	Location:	Houston, TX

Home town:	Houston
Current & past employers:	English + Associates Architects, Inc., WHR, Architects, HOK
Education:	University of Houston

This borrower member posted the following loan description, which has not been verified:

The balances just aren't going down fast enough thanks to the high interest rate and I can't afford to pay them off in full right now. I would be able to pay them off quickly if the rates were reasonable.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	10	Months Since Last Delinquency:	7
Revolving Credit Balance:	$16,364.00	Public Records On File:	0
Revolving Line Utilization:	54.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409383

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409383	$8,000	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409383. Member loan 409383 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,417 / month
Current employer:	Chicken Monkey Inc	Debt-to-income ratio:	4.66%
Length of employment:	1 year 9 months	Location:	PAWLING, NY

Home town:	Queens
Current & past employers:	Chicken Monkey Inc, Jupiter Wines LLC
Education:

This borrower member posted the following loan description, which has not been verified:

My fiance and I are currently trying to improve our credit in hopes of buying a house in the near future. We would like to eliminate the majority of our bills and simultaneously improve our financial status. If we were given this chance, we would be able to give ourselves a good head start in our new lives together. We both are hard workers who just need a chance. Thank You for the consideration.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2005	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,062.00	Public Records On File:	0
Revolving Line Utilization:	42.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409404

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409404	$15,200	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409404. Member loan 409404 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,500 / month
Current employer:	Bavarian Soundwerks, LLC	Debt-to-income ratio:	19.49%
Length of employment:	4 years 7 months	Location:	Atlanta, GA

Home town:	Savannah
Current & past employers:	Bavarian Soundwerks, LLC
Education:	University of Georgia

This borrower member posted the following loan description, which has not been verified:

I am one of the owners of www.bavsound.com. Last year, I used my personal credit cards to provide additional capital to the business to maintain higher levels of inventory to reduce shortages. Unfortunately, this had the unintended consequence of lowering my credit score and reducing the availability of credit through our other financing sources (such as our American Express accounts). The purpose of this loan is to allow me to pay off these credit card balances, improving my credit rating by improving the ratio of used credit to available credit, thereby increasing available capital to the business through other financing sources. In addition, this will also reduce overall interest expense for the total debt. Finally, it is worth noting that I am NOT personally paying the vast majority of current credit card payments. Instead, my business pays these payments directly as the debt was created for the express purpose of use within the company. Should you wish to review company financial statements from the last three years through Q1 2009, please let me know. You'll need to sign an NDA, but I am happy to provide them.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$30,869.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409416

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409416	$10,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409416. Member loan 409416 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,917 / month
Current employer:	Open Tech	Debt-to-income ratio:	16.62%
Length of employment:	3 years 6 months	Location:	San Antonio, TX

Home town:	Lakewood
Current & past employers:	Open Tech, Fidelity National Information Services, Positive Scribe Productions, Simon and Schuster
Education:

This borrower member posted the following loan description, which has not been verified:

This loan will be used to cover an investment in an Off-Broadway theatrical production. The performance has sold out venues in Atlanta, Las Vegas, and Washington, DC. This year's tour schedule includes Chicago, Atlanta, New York City, Washington, DC, Dallas, and Los Angeles. This is the fourth year for the production, and funds are needed to cover travel expenses and venue costs. The play, written and produced by award-winning best-selling author Laurinda D. Brown, has been covering nationally by the Miami Herald, Baltimore Outloud, The Southern Voice, The Washington Blade, and numerous other media outlets. Ms. Brown's works have received 5-star reviews from the Mid-West Book Review and Publisher's Weekly. As I am a financially responsible individual who believes in this production and the message it conveys, I am good candidate for this loan. My credit speaks for itself.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1993	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	26	Months Since Last Delinquency:	2
Revolving Credit Balance:	$2,744.00	Public Records On File:	0
Revolving Line Utilization:	36.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409422

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409422	$9,500	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409422. Member loan 409422 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Ameriprise Financial	Debt-to-income ratio:	6.60%
Length of employment:	2 years 8 months	Location:	Austin, TX

Home town:	McAllen
Current & past employers:	Ameriprise Financial, Gonski and Associates
Education:	The University of Texas at Austin

This borrower member posted the following loan description, which has not been verified:

Hello, My name is Michael Sanchez, I am 23 and I am an associate financial advisor for a franchise of Ameriprise Financial in Austin. I am wanting to consolidate all of my credit card bills into one easy format that will have me on track to reaching my financial goals. Currently, my debt obligations are easily paid off from my budget. This is simply an extra step I am choosing to make to help my credit score out and stop stop giving all of these credit card companies my money. The majority of my credit card debt has come from moving expenses (after college and such), marketing for my business (I started out working for myself which is common if you are in the financial advising field) and other expenses that I was ill equipped for at the time. I am currently on a base salary of $50,000 annually. This alone covers my living expenses and provides me with the opportunity to save into my SIMPLE IRA (401(k) on a regular basis. I have a very secure job since I have been working for my firm for a few years now and have adopted the role of tech person, office manager and financial advisor. I am fully licensed with a series 7,66 and state insurance license for Texas. I also hold a CRPC (Chartered Retirement Planning Councilor) designation and am planning to attain my CFA (Chartered Financial Analyst) designation within the next two years hopefully. My budget breaks down as follows: Net Pay: $2,800 Monthly (please note I could always reduce my savings level into my SIMPLE which is at 8% currently if I need more cash flow) Rent: $700 Electricity:$100 Cell Phone:$100 Water: $50 Cable:$100 Student Loans: $175 Credit Cards: $325 Food/Entertainment: $400 Car Insurance: $50 Gas and Misc: $100 Life insurance: $25 Total : $2125 monthly "Surplus" : $675 Monthly I have never been late on any type of payment to anyone. Pay all of my student loans (I attended the University of Texas for two years and chose to pay all loans as they have come due) and have done a P2P loan on Prosper before. As mentioned above in my expense column I have a $250,000 face value (10 yr term) life insurance policy on myself that will more than meet my obligations should something happen to me. Please let me know if you have any questions or concerns. Thanks for your consideration. Cordially, Michael R. Sanchez CRPC (R)

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,703.00	Public Records On File:	0
Revolving Line Utilization:	61.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409429

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409429	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409429. Member loan 409429 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Caminol Management	Debt-to-income ratio:	15.78%
Length of employment:	2 years 3 months	Location:	AUBURN, CA

Home town:	Redding
Current & past employers:	Caminol Management
Education:	California State University-Sacramento (CSUS)

This borrower member posted the following loan description, which has not been verified:

Used to consolidate Credit Card debt.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,826.00	Public Records On File:	0
Revolving Line Utilization:	86.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409452

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409452	$16,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409452. Member loan 409452 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,633 / month
Current employer:	Narconon	Debt-to-income ratio:	2.20%
Length of employment:	7 years 3 months	Location:	Van Nuys, CA

Home town:	Cleveland
Current & past employers:	Narconon, Ohio State University
Education:	Ohio State University Agricultural Technical Institute

This borrower member posted the following loan description, which has not been verified:

This is full payment on a foreclosure home that I will own for $23,900. The home will be sold to a family who will live in the home. Once sold another home will be purchased by me to be sold to another family and so on. In the 1970's I purchased and lease-optioned 8 single family homes in Ohio. Owned these properties for about 10 years. Divorce forced sale of these homes. The homes I am currently buying will be through Stone Equity Group and will be in Ohio, Indidana and other midwest states. They will be in saleable condition when I purchase them. For more information on Stone Equity group see www.stoneeg.com. Purchase price will be $23,900 (I have the remainder of the purchase price) and sale price will be approximately $45,000 (possibly more).

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,476.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409457

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409457	$5,500	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409457. Member loan 409457 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,167 / month
Current employer:	DR MORENO OFFICE	Debt-to-income ratio:	4.59%
Length of employment:	23 years 7 months	Location:	MIAMI, FL

Home town:	Miami
Current & past employers:	DR MORENO OFFICE
Education:	UNIVERSITY OF MIAMI

This borrower member posted the following loan description, which has not been verified:

HI MY NAME IS JOSEPH AND I NEED YOUR HELP. MY GRANDSON WAS DIAGNOSED WITH CANCER ABOUT 6 MONTHS AGO AND MY DAUGHTER CAN NOT AFFORD THE MEDICAL EXPENSES . I REALLY NEED YOUR HELP. MAY GOD BLESS YOU AND YOUR FAMALIES

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1972	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409472

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409472	$6,800	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409472. Member loan 409472 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$7,133 / month
Current employer:	Dr. ross medical	Debt-to-income ratio:	6.56%
Length of employment:	7 years 9 months	Location:	miami, FL

Home town:	Miami
Current & past employers:	Dr. ross medical
Education:

This borrower member posted the following loan description, which has not been verified:

Hello lending club!! My name is angela and my grandson needs your help. He just graduated from high school and wants to start college in the fall. He is currently $7,000 short of paying his tuition. I will be very honored if your family can help mine. thank you and god bless.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	09/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	49
Revolving Credit Balance:	$22,687.00	Public Records On File:	0
Revolving Line Utilization:	44.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409473

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409473	$6,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409473. Member loan 409473 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	Oxbo International	Debt-to-income ratio:	13.38%
Length of employment:	2 years 8 months	Location:	Everson, WA

Home town:	Lynden
Current & past employers:	Oxbo International, Heath Tecna, Mid Columbia Engineering
Education:	Bellingham Technical College

This borrower member posted the following loan description, which has not been verified:

My wife and I got married a little over a year ago, and have some remaining wedding debt that we would like to refinance at a better rate. We are good candidates for a loan because we always pay our bills on time, and are very goal oriented (want to buy a house after all our debt is paid off). I am a mechanical designer in a stable company designing agricultural harvesting equipment, and my wife is a nursing assistant.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,678.00	Public Records On File:	0
Revolving Line Utilization:	48.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409498

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409498	$8,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409498. Member loan 409498 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$18,750 / month
Current employer:	Freelance Project Hire	Debt-to-income ratio:	7.08%
Length of employment:	4 months	Location:	Los Angeles, CA

Home town:	St. Louis
Current & past employers:	Freelance Project Hire, Viacom
Education:	Truman State University

This borrower member posted the following loan description, which has not been verified:

Thank you for taking the time to think about me and my opportunity as your next investment. I've been investing in real estate, specifically single family homes and multi-family homes for the last 4 years. I currently own and co-own 3 properties totaling 7 units that I have been the principal operator of. With the current decline in the real estate market, my research and connections have brought me many opportunities to expand my business further with additional holdings. I'm here to ask for your help in funding my venture and to support me in my future success. I wish you the best of luck in your investing endeavors.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1992	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$183,963.00	Public Records On File:	0
Revolving Line Utilization:	0.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409503

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409503	$4,000	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409503. Member loan 409503 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$1,560 / month
Current employer:	Town of Seneca Falls Highway	Debt-to-income ratio:	20.83%
Length of employment:	n/a	Location:	Seneca Falls, NY

Home town:	Seneca Falls
Current & past employers:	Town of Seneca Falls Highway, Corial Affiliates
Education:	Stevens Institute of Technology

This borrower member posted the following loan description, which has not been verified:

I work for the Town of Seneca Falls Highway Dept. full time. They pay 9$ per hour guaranteed 40 hours a week at least. My Gross monthly income is 1548$. I am applying to get my first car. I found a 1968 Pontiac Lemans, cloned to a GTO. 4000$ would put it on the road and register it and insure it. I would like a loan for 4-5 years. I am 20 years old and unable to have a cosigner and since the car is not a 2000 or newer, no bank will help me.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1997	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,740.00	Public Records On File:	0
Revolving Line Utilization:	83.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 409507

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409507	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409507. Member loan 409507 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,417 / month
Current employer:	macys	Debt-to-income ratio:	7.43%
Length of employment:	8 years	Location:	CRANSTON, RI

Home town:	Providence
Current & past employers:	macys
Education:	CCRI

This borrower member posted the following loan description, which has not been verified:

This loan would be a way to consolidate my debt so that I can see a light at the end of the tunnel. I never miss a payment or have late fees but I don't seem to be gaining any ground. Please Help!

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$11,314.00	Public Records On File:	0
Revolving Line Utilization:	37.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409547

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409547	$4,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409547. Member loan 409547 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,750 / month
Current employer:	Staples	Debt-to-income ratio:	23.20%
Length of employment:	4 years	Location:	SALEM, NH

Home town:	Groveland
Current & past employers:	Staples
Education:	Northern Essex Community College

This borrower member posted the following loan description, which has not been verified:

Hi Lender, this loan is to help us with our first home purchase. In the past few years we have worked hard to improve our credit. We have never missed a credit card payment or car payment in the past 3 to 4 years. Please help us to make our dream of home ownership a reality. Thank you, Patrick Vance

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2001	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	50
Revolving Credit Balance:	$4,557.00	Public Records On File:	0
Revolving Line Utilization:	40.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409552

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409552	$7,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409552. Member loan 409552 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	reliable carbonic	Debt-to-income ratio:	21.67%
Length of employment:	14 years	Location:	south river, NJ

Home town:	new brunswick
Current & past employers:	reliable carbonic, sunoco
Education:

This borrower member posted the following loan description, which has not been verified:

I had a very hard time at the beginning of this year. I am back on track to working full time but i am starting to fall behind. I have 2 jobs that i can get all the work i need but i need something to tie me over. Can someone please help me i am an honest hard working guy that will do anything for anybody at any time.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1992	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	21	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$60,550.00	Public Records On File:	0
Revolving Line Utilization:	95.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 409561

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409561	$18,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409561. Member loan 409561 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,483 / month
Current employer:	integris hosp/medassurant	Debt-to-income ratio:	6.69%
Length of employment:	4 years 3 months	Location:	nowata, OK

Home town:	shelby
Current & past employers:	integris hosp/medassurant, ConocoPhillips
Education:

This borrower member posted the following loan description, which has not been verified:

We're wanting to build a 32x32 metal building. We have the foundation finished, just need the building. We purchased this home about 2 years ago and would like a garage/storage for tools and such. We have always paid our bills on time and our credit scores were always 720 to 768, but recently the credit card companies reduced our credit limits to the balance we owed and now our scores have dropped significantly. They have even noted as being over credit limit, due to this drop. It was not because of a purchase.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1999	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$77.00	Public Records On File:	0
Revolving Line Utilization:	0.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409568

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409568	$8,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409568. Member loan 409568 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$3,500 / month
Current employer:	Millikin	Debt-to-income ratio:	21.06%
Length of employment:	33 years 6 months	Location:	Clinton, SC

Home town:	Clinton
Current & past employers:	Millikin, US Army
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to completely remodel my kitchen, update it. I also want to expand the den area, and redo the bathroom for more space.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1979	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	10	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,198.00	Public Records On File:	0
Revolving Line Utilization:	6.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 409593

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409593	$2,500	13.47%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409593. Member loan 409593 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,200 / month
Current employer:	Tallahassee Memorial Healthcare	Debt-to-income ratio:	16.33%
Length of employment:	2 years 6 months	Location:	Tallahassee, FL

Home town:	Plainfield
Current & past employers:	Tallahassee Memorial Healthcare, Flagstaff Medical Center, Vertical Relief Climbing Center, Northern Arizona University
Education:	Tallahassee Community College, Coconino County Community College, Northern Arizona University

This borrower member posted the following loan description, which has not been verified:

I am entering nursing school in the fall and currently working as an EMT. I also have a few hundred dollars of high interest credit card debt that I want to erase before entering a demanding nursing program.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	69
Revolving Credit Balance:	$1,159.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409596

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409596	$3,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409596. Member loan 409596 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,000 / month
Current employer:	Harper Collins Publishers	Debt-to-income ratio:	5.10%
Length of employment:	3 years	Location:	MASSAPEQUA, NY

Home town:	New York
Current & past employers:	Harper Collins Publishers, Ivarone Brothers
Education:	Adelphi University

This borrower member posted the following loan description, which has not been verified:

I would like to pay off some bills please.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1981	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	6	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$256.00	Public Records On File:	0
Revolving Line Utilization:	4.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	4

Member Payment Dependent Notes Series 409611

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409611	$24,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409611. Member loan 409611 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,221 / month
Current employer:	CAREFISRT	Debt-to-income ratio:	3.93%
Length of employment:	5 years 11 months	Location:	WASHINGTON, DC

Home town:	WASHINGTON
Current & past employers:	CAREFISRT
Education:

This borrower member posted the following loan description, which has not been verified:

I'd like to pay off my existing credit card debt at a more affordable rate. I have always maintained an excellent credit rating and I'm sure that you can see from my credit history that I'm responsible with my credit.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,873.00	Public Records On File:	0
Revolving Line Utilization:	9.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409613

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409613	$9,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409613. Member loan 409613 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,833 / month
Current employer:	CON-WAY FREIGHT	Debt-to-income ratio:	9.15%
Length of employment:	4 years 9 months	Location:	MIAMI, FL

Home town:	HAVANA
Current & past employers:	CON-WAY FREIGHT, ROADWAY EXPRESS
Education:	University of Miami

This borrower member posted the following loan description, which has not been verified:

Loan to pay back taxes

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1982	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	44	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$644.00	Public Records On File:	0
Revolving Line Utilization:	1.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409616

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409616	$5,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409616. Member loan 409616 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,292 / month
Current employer:	KForce	Debt-to-income ratio:	18.45%
Length of employment:	5 months	Location:	RESTON, VA

Home town:	Managua
Current & past employers:	KForce, Global Crossing, Ciber, DYSIS, MCI Worldcomm
Education:	American Intercontinental University Online, Broward Community College

This borrower member posted the following loan description, which has not been verified:

I am diabetic with type 2 diabetes. Because of the diabetes I had a heart attack last October. I am only 35 years old. The doctors tell me that the diabetes is making my arteries smaller. Since October I have had 3 stents put in my left artery to open up all the blockages that I had. If I were to get the loan I would use the money to help me pay for a gastric sleeve surgery, this is a type of weight loss surgery. Studies show that overweight diabetic type 2 patients benefit from this surgery by putting the diabetes in remission or completly eliminating it. I want the surgery because it would help with my diabetes and my weight. I would like to be able to live a life where I do not have to worry about getting more heart attacks or worry about my sugar all the time. I have been diabetis for 11 years. I would like to be able to travel but I cannot since I have to have my cardiologist near by since I suffer from silent heart attacks. In the past 5 months I have been in the hospital 4 times. This surgery would greatly reduce the visits to the hospitals. If I got the loan I would repay it on time. My salary at the moment is $48k a year and in July I will start at new job where I will be earning $55k a year. I have saved up for most of the surgery which costs $20K I am only missing $5500.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	45
Revolving Credit Balance:	$11,812.00	Public Records On File:	0
Revolving Line Utilization:	67.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409629

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409629	$14,900	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409629. Member loan 409629 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,250 / month
Current employer:	Walden House	Debt-to-income ratio:	17.54%
Length of employment:	1 year 11 months	Location:	San Francisco, CA

Home town:	Washington
Current & past employers:	Walden House, Tides Center, Center for Health Training
Education:	University of California-Berkeley (Cal UC Berkeley), San Jose State University

This borrower member posted the following loan description, which has not been verified:

I am in the process of addressing a high-interest loan. I have a solid track record of making my loan payments on time and in full and am trying to get a better interest rate on a loan with an interest rate of 14.25%. I got this loan to try to consolidate credit card debt I accumulated while in graduate school pursuing my Master of Public Health degree. This loan will be used to pay off this loan and get my debt under control. I live in an expensive city, just turned 30 and now, more than ever, realize that I need to save money if I am to have children and eventually retire, which I cannot do given my current high interest debt. I would much rather pay off my loan to Lendin Club members who can benefit from the interest than continue paying high interest to a commercial bank. My financial situation: I am a good candidate for this loan because I pay my rent and all of my bills on time; I am committed to paying off my debt; and I have a solid track record with employers (I have never been terminated and I am currently employed in a very stable job. I have recently been given a glowing review and will be receiving a 5% pay increase in June).

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1996	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,504.00	Public Records On File:	0
Revolving Line Utilization:	14.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409648

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409648	$7,750	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409648. Member loan 409648 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,333 / month
Current employer:	Ethan Allen	Debt-to-income ratio:	18.76%
Length of employment:	3 years 4 months	Location:	Atlanta, GA

Home town:	Cumming
Current & past employers:	Ethan Allen
Education:	Georgia State University

This borrower member posted the following loan description, which has not been verified:

We are looking for working capital for our 2+yr old business. Banks have really tightened up, especially when it comes to a young couple trying to get ahead. We own a sucessful millwork company, providing cabinets and countertops to Medical Facilities and Doctor's offices. This seems to be a great market, fairly insulated from the economy's troubles. We work with our manufacturing partners, as a project managment company, holding the contracts. Cash flow is a major piece of our business, as we often must pay our suppliers before we are funded for our work. A great year of growth, and some slower paying customers have put us in somewhat of a tight spot. This loan will help us to operate smoothly, and support some further growth. We appreciate all of your help!

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	47
Revolving Credit Balance:	$17,261.00	Public Records On File:	0
Revolving Line Utilization:	70.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409658

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409658	$3,600	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409658. Member loan 409658 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,583 / month
Current employer:	R and D Systems Inc.	Debt-to-income ratio:	1.24%
Length of employment:	8 years 11 months	Location:	SOMERSET, WI

Home town:	Shell Lake
Current & past employers:	R and D Systems Inc., Hosokawa Bepex Corp.
Education:	University of Wisconsin-Eau Claire

This borrower member posted the following loan description, which has not been verified:

Debt consolidation.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1991	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	37
Revolving Credit Balance:	$1,919.00	Public Records On File:	1
Revolving Line Utilization:	19.80%	Months Since Last Record:	42
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409675

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409675	$23,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409675. Member loan 409675 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$10,000 / month
Current employer:	Aeromark	Debt-to-income ratio:	12.21%
Length of employment:	13 years 2 months	Location:	Safford, AZ

Home town:	Bisbee
Current & past employers:	Aeromark, Map Mobile
Education:	Eastern Arizona College

This borrower member posted the following loan description, which has not been verified:

I am requesting to be approved for a loan in the amount of 23,500.00 to pay on my bank of america credit card. I used my B of A card to pay for my father's hip surgery. Since his insurance refused to pay for his surgery and he didn't have the funds to pay for it, I felt it was the right thing to do. I wanted my father to be able to walk again and do the things he is accustomed to doing. B of A has decided to punish good customers like me and raise my interest rate through the roof when I have never missed or been late on a payment. This has angered me and I really don't want to do business with them any longer. I have very good credit and have a very good standing with all companies I have delt with. I have never been late or missed a payment with any company, therefore, my credit report should reflect that. I have been employed with the same company for over 13 years and my job is stable. I hope I can get approved and start doing business with you. Thank you.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1974	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	32	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$61,872.00	Public Records On File:	0
Revolving Line Utilization:	32.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409741

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409741	$5,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409741. Member loan 409741 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$2,516 / month
Current employer:	Woodbine Board of Education	Debt-to-income ratio:	3.93%
Length of employment:	6 years 7 months	Location:	Woodbine, NJ

Home town:	Jersey City
Current & past employers:	Woodbine Board of Education, Atlantic Human Resources Head Start Project
Education:	Ashford University

This borrower member posted the following loan description, which has not been verified:

Loan for college tuition to graduate by August 2009

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1990	Delinquent Amount:	$0.00
Open Credit Lines:	17	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	31	Months Since Last Delinquency:	43
Revolving Credit Balance:	$1,268.00	Public Records On File:	0
Revolving Line Utilization:	42.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409745

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409745	$16,000	15.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409745. Member loan 409745 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,733 / month
Current employer:	American Sporex Inc.	Debt-to-income ratio:	16.13%
Length of employment:	5 years 6 months	Location:	Cypress, CA

Home town:	Yokohama
Current & past employers:	American Sporex Inc.
Education:	Yokohama National University

This borrower member posted the following loan description, which has not been verified:

I have 2 business credit cards; Advanta, and American Express. The APT on my personal credit cards went down under 10% on every cards(exept Blooming dale Visa Card), but the APR on my business credit cards went up so high as much as 19.99%. I just want to pay them off (it's about $13,000), and my Bloomingdale cards ($3,000) so that I save money on my APR. I was going to get a personal loan with Bank of America, however they do not offer personal loan products anymore. I heard Lending Club from my regular customer and the Lending Club offers loan product with low APR and fast funding from good investors. I hope I can also get help from Lending Club like my customer did. Thank you for reading my listing. Have a good day everyone.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2005	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,780.00	Public Records On File:	1
Revolving Line Utilization:	70.30%	Months Since Last Record:	22
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409754

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409754	$6,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409754. Member loan 409754 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,083 / month
Current employer:	Chadbourne & Parke LLP	Debt-to-income ratio:	15.02%
Length of employment:	1 year 3 months	Location:	Staten Island, NY

Home town:	Brooklyn
Current & past employers:	Chadbourne & Parke LLP, Berdon LLP, Agency.com, Shearman & Sterling
Education:	Wagner College, Berkeley College at New York

This borrower member posted the following loan description, which has not been verified:

I am working on getting out of debt. I have been closing credit accounts and am now working on the final ones. Need loan to just pay one monthly payment and close out cards once and for all.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1993	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	37	Months Since Last Delinquency:	57
Revolving Credit Balance:	$36,120.00	Public Records On File:	0
Revolving Line Utilization:	91.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409767

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409767	$9,100	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409767. Member loan 409767 was requested on May 27, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,200 / month
Current employer:	USAF	Debt-to-income ratio:	4.97%
Length of employment:	8 years 1 month	Location:	Mountain Home, MN

Home town:	Minneapolis
Current & past employers:	USAF, USAF
Education:	Community College of the Air Force (CCAF)

This borrower member posted the following loan description, which has not been verified:

My wife and I would like to take all are credit cards with a balance on them that are now cut up and consolidate to one monthly payment.

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	03/2002	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$10,971.00	Public Records On File:	0
Revolving Line Utilization:	67.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409769

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409769	$7,700	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409769. Member loan 409769 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$8,034 / month
Current employer:	New York City Department of Education	Debt-to-income ratio:	13.43%
Length of employment:	2 years	Location:	NEW YORK, NY

Home town:	Athens
Current & past employers:	New York City Department of Education
Education:	Baylor University

This borrower member posted the following loan description, which has not been verified:

Motorcycle purchase. I have additional income in my wife's salary, but didn't include it in the loan application because I didn't want her to be a co-borrower.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1998	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	50
Revolving Credit Balance:	$16,343.00	Public Records On File:	0
Revolving Line Utilization:	81.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409892

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409892	$21,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409892. Member loan 409892 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	american water	Debt-to-income ratio:	19.01%
Length of employment:	26 years	Location:	ELIZABETH, PA

Home town:	mckeesport
Current & past employers:	american water
Education:

This borrower member posted the following loan description, which has not been verified:

i want to consolidate credit card debt

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,842.00	Public Records On File:	0
Revolving Line Utilization:	81.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409925

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409925	$13,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409925. Member loan 409925 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,750 / month
Current employer:	Millington Savings Bank	Debt-to-income ratio:	20.74%
Length of employment:	14 years 8 months	Location:	Flemington, NJ

Home town:	Morristown
Current & past employers:	Millington Savings Bank
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate a car loan loan of $11,800 and rest of the proceeds towards my Chase credit card (recently transferred balance to Discover). I will pay off Chase in two months with Bonus funds. This debt was acquired from gradual home improvements that is now complete. Previously, I took a car loan out on a paid off vehicle for the home improvements. Because of the declining market values, I did not attempt to seek a home equity. I have been with the same employer for 15 years. As a loan officer, I realize the importance of good standing credit and analyze potential risk everyday. I need to emphasize that I would be an excellent canadiate because I have never missed a payment in all of my life and that it is imperative to me that my credit remains in good standing. My credit report shows a Bank of Amercia balance of $54,500. Although this is under my name, my husband pays this. I have: $95,000 401K $100,000 Life Insurance Policy Own a 2003 Ponitac outright I can supply any evidence that is requested. Thank you.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	33	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$59,544.00	Public Records On File:	0
Revolving Line Utilization:	26.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 409948

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409948	$25,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409948. Member loan 409948 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,000 / month
Current employer:	CHR Surgical Inc	Debt-to-income ratio:	3.56%
Length of employment:	1 year	Location:	Florence, SC

Home town:	Fayetteville
Current & past employers:	CHR Surgical Inc, This clinic is in Denver, CO. I have a residence in SC, not the clinic.
Education:

This borrower member posted the following loan description, which has not been verified:

I have owned three successful cosmetic surgery centers in the Mid Atlantic area for 14 years now. They average about 1.4 million per year. I have a second home in Colorado, and am opening two new clinics. One in Denver, and one in Las Vegas. We have a great Doc signed on from Beverly Hills, we just need some updated lasers and other equipment for his needs. We've been open out West for one year. Thanks

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	8	Months Since Last Delinquency:	42
Revolving Credit Balance:	$1,246.00	Public Records On File:	1
Revolving Line Utilization:	21.50%	Months Since Last Record:	80
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409957

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409957	$6,500	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409957. Member loan 409957 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,333 / month
Current employer:	National Basketball Association	Debt-to-income ratio:	2.28%
Length of employment:	11 months	Location:	RIDGEWOOD, NY

Home town:	Milwaukee
Current & past employers:	National Basketball Association
Education:	New York University (NYU)

This borrower member posted the following loan description, which has not been verified:

Dear Lenders, I plan to use the $6500 to pay for the tuition at New York University. I will be taking two three credit business classes this summer. I plan to pay off the loan in approximately 7-9 months, and most definately less than a year. My relative is help me pay the classes with a $5000 gift which she will be sending in July. However, being that the tution is due by the end of June 4th I therefore need to pay the university now. I currently earn $40,000 (pre-tax) and last time I checked (about a week ago) my credit score was at 745. I take great pride in paying off my bills on time, and have a PERFECT record when it comes to making utility or credit card paymnets on time. I curently have no other debts or loans. Sincerely, P.B.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	05/2004	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,914.00	Public Records On File:	0
Revolving Line Utilization:	25.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409963

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409963	$8,400	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409963. Member loan 409963 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$13,333 / month
Current employer:	Paul, Hastings, Janovsky & Walker	Debt-to-income ratio:	10.78%
Length of employment:	1 month	Location:	Washington, DC

Home town:	Hollywood
Current & past employers:	Paul, Hastings, Janovsky & Walker, Georgetown University Law School
Education:	University of California-Los Angeles (UCLA), Georgetown University Law School, Georgetown Public Policy Institute

This borrower member posted the following loan description, which has not been verified:

This is a loan to purchase a used motorcycle so I can commute around Los Angeles while working as an attorney for the prestigous law firm Paul, Hastings, Janovsky & Walker.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1990	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$62,083.00	Public Records On File:	0
Revolving Line Utilization:	43.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 409975

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409975	$6,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409975. Member loan 409975 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Army National Guard	Debt-to-income ratio:	11.32%
Length of employment:	10 years 1 month	Location:	Slidell, LA

Home town:	New Orleans
Current & past employers:	Army National Guard
Education:

This borrower member posted the following loan description, which has not been verified:

This money will consolidate a few outstanding debts that I have. It will also get caught up on my bills.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	30
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409986

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409986	$2,500	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409986. Member loan 409986 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,667 / month
Current employer:	The UPS Store	Debt-to-income ratio:	1.62%
Length of employment:	7 years 6 months	Location:	Chula Vista, CA

Home town:	Saint Joseph
Current & past employers:	The UPS Store, Wendy's International
Education:	San Diego City College

This borrower member posted the following loan description, which has not been verified:

I am currently seeking to take summer classes at my current college, San Diego City College. I have just moved to San Diego from Hawaii and didn't intend to go to school until the Fall Semester of 2009. But since I have got here and have everything settled, I got a part-time job, furnished my apartment and got a car for transportation. Now I would like to enroll in classes as soon as possible to begin my education, but I do not qualify for any financial aid for this Summer Session. Please consider this loan, as I am working towards bettering my carrer and becoming the best I can be. I worked at my current job for the last 7 and a half years, and have held several small loans such as this, and have always paid on time.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/2004	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	29
Revolving Credit Balance:	$1,371.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 410014

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410014	$14,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410014. Member loan 410014 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	SimplexGrinnell	Debt-to-income ratio:	5.09%
Length of employment:	2 years 8 months	Location:	Salt Lake, UT

Home town:	Gunnison
Current & past employers:	SimplexGrinnell, Homemaker
Education:	UVSC now UVU, prospect Ashworth or Penn Foster

This borrower member posted the following loan description, which has not been verified:

I have 3 credit cards I would like to consolidate in to one payment. Also this will be used to pay for furthering my education.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/2001	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	14	Months Since Last Delinquency:	15
Revolving Credit Balance:	$10,355.00	Public Records On File:	0
Revolving Line Utilization:	82.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410040

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410040	$18,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410040. Member loan 410040 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Onondaga County Department of corrections	Debt-to-income ratio:	12.89%
Length of employment:	6 months	Location:	LA FAYETTE, NY

Home town:	Syracuse
Current & past employers:	Onondaga County Department of corrections
Education:

This borrower member posted the following loan description, which has not been verified:

The money would be used to consolidate my debts. I currently had to move closer to work for my job with the Onondaga County Department of Corrections, and have taken on a lot more bills and debts do to the move and the furnishings for the move. I am a reliable candidate and can meet or exceed the monthly payments, just my current bills are to spread all over the month. This loan would help narrow everything down and make life easier.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2004	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$8,364.00	Public Records On File:	0
Revolving Line Utilization:	48.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410080

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410080	$6,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410080. Member loan 410080 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,293 / month
Current employer:	Toyota Financial Svcs	Debt-to-income ratio:	8.47%
Length of employment:	1 year	Location:	Baltimore, MD

Home town:	Silver Spring
Current & past employers:	Toyota Financial Svcs, spicer & associates
Education:	University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

I need a motorcycle loan.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	7	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$7,763.00	Public Records On File:	1
Revolving Line Utilization:	33.20%	Months Since Last Record:	67
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410093

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410093	$8,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410093. Member loan 410093 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$2,833 / month
Current employer:	Sentara Obici Hospital	Debt-to-income ratio:	21.85%
Length of employment:	8 years	Location:	Windsor, VA

Home town:	Norwalk
Current & past employers:	Sentara Obici Hospital
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to help my daughter finish with Nursing school so she can get on her feet the right way. I always pay my bills on time and most of the time I pay my bills off as soon as I get them. I am just a father that wants to be able to help my child in ways that I was unable to help her growing up. Thank you for your support. I really want to help her out the best I can

A credit bureau reported the following information about this borrower member on May 14, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	09/2003	Delinquent Amount:	$0.00
Open Credit Lines:	19	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	41
Revolving Credit Balance:	$12,806.00	Public Records On File:	0
Revolving Line Utilization:	38.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410095

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410095	$22,000	14.11%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410095. Member loan 410095 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$12,500 / month
Current employer:	Eginity	Debt-to-income ratio:	10.06%
Length of employment:	1 year 7 months	Location:	Floresville, TX

Home town:	Bitburg
Current & past employers:	Eginity, Frost & Sullivan, Barclays Capital, Wells Fargo
Education:	Texas State University-San Marcos, Rotterdam School of Management

This borrower member posted the following loan description, which has not been verified:

I used a credit card to launch my business over the past year now I want to refinance it at a better rate. My company is now a member of the University of Central Florida Tech Incubator. We were 1 of 15 companies selected out of 250 applicants to present at the Florida Venture Forum Early Stage Conference two weeks ago and we are in the process of finishing our Angel round investment. Success is coming and I will make sure I repay any loan I take out to ensure my business, its employees and my own name remain reputable. Thank you in advance for your consideration.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1997	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	36	Months Since Last Delinquency:	11
Revolving Credit Balance:	$29,262.00	Public Records On File:	0
Revolving Line Utilization:	85.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410147

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410147	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410147. Member loan 410147 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,658 / month
Current employer:	Coventry Health Care	Debt-to-income ratio:	5.67%
Length of employment:	8 months	Location:	Nashville, TN

Home town:	Mayaguez
Current & past employers:	Coventry Health Care, Vanderbilt University Hospital
Education:	Middle Tennessee State University, Nashville State Community College

This borrower member posted the following loan description, which has not been verified:

I am halfway through school for Healthcare Management, I work for a major insurance carrier, I just had my first daughter in march 09 and still made the dean's list, my credit is strong, I always pay my bills on time, but I'm going to need a loan to be able to juggle full time school, full time work, full time parenting, and continue to run a music venue downtown Nashville thursdays and saturday nights...

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,503.00	Public Records On File:	0
Revolving Line Utilization:	7.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410175

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410175	$2,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410175. Member loan 410175 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$833 / month
Current employer:	n/a	Debt-to-income ratio:	2.40%
Length of employment:	n/a	Location:	Rock Tavern, NY

Home town:
Current & past employers:	Travel Centers of America - Truck Technician
Education:	SUNY Maritime College

This borrower member posted the following loan description, which has not been verified:

I am trying to attend University of Houston to take an Engineering class I need. This is the only class I require for graduation in September 2009. The class will run about $4000. I will be working immediately after graduation and will be able to repay the loan very quickly after September.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1992	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	5	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,091.00	Public Records On File:	0
Revolving Line Utilization:	21.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410190

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410190	$15,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410190. Member loan 410190 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$7,708 / month
Current employer:	AMR Research	Debt-to-income ratio:	24.91%
Length of employment:	10 years 9 months	Location:	Lynn, MA

Home town:	Springfield
Current & past employers:	AMR Research
Education:	Nebraska Wesleyan University, University of Massachusetts-Dartmouth

This borrower member posted the following loan description, which has not been verified:

I am seeking money to pay off some improvements we made to our home. This money is the last step to give my family a more controlled financial freedom.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	42	Months Since Last Delinquency:	11
Revolving Credit Balance:	$7,695.00	Public Records On File:	0
Revolving Line Utilization:	32.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410208

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410208	$4,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410208. Member loan 410208 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,833 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	9.00%
Length of employment:	4 months	Location:	North Richland Hills, TX

Home town:	Dallas
Current & past employers:	JPMorgan Chase & Co.
Education:	Texas A&M University

This borrower member posted the following loan description, which has not been verified:

I am going on a soccer trial in the middle of July to play for two weeks in front of soccer scouts, coaches, and agents in Newcastle, England. I need this money for a plane ticket, lodging for the two weeks, food, and the trial itself.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1993	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	4	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,142.00	Public Records On File:	0
Revolving Line Utilization:	38.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410236

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410236	$21,250	13.16%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410236. Member loan 410236 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,583 / month
Current employer:	Home Decorators Collection	Debt-to-income ratio:	21.67%
Length of employment:	6 years 2 months	Location:	Saint Charles, MO

Home town:	Saint Louis
Current & past employers:	Home Decorators Collection
Education:	Quincy University

This borrower member posted the following loan description, which has not been verified:

Would like to have money to consolidate my credit card debt and have some money for a down payment in order to buy a house by the end of November in order to qualify for that $8000 housing credit. I could probably have my cards paid off by November but then have no money left for a down payment. Would also like the convenience of only having to pay one place. Thanks for taking a look.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	10/1997	Delinquent Amount:	$0.00
Open Credit Lines:	12	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,983.00	Public Records On File:	0
Revolving Line Utilization:	63.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410244

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410244	$9,600	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410244. Member loan 410244 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,417 / month
Current employer:	Montrose County School District	Debt-to-income ratio:	2.08%
Length of employment:	2 years	Location:	Montrose, CO

Home town:	Montrose
Current & past employers:	Montrose County School District, Brevard County School District
Education:	Florida Institute of Technology at Melbourne, Mesa State College

This borrower member posted the following loan description, which has not been verified:

I will be attending graduate school for the next 15 months. I will be pursuing a degree in school administration, which will bring along with it a considerable pay increase. However, during my time attending school, I will not have the chance to supliment my current income by coaching and teaching summer school, two things that I have done for the past few years to help support my family. The loss of this income for the next 15 months will be hard for us to overcome. Once I am finished with my degree, I will be seeking an administration job in my district which will increase my yearly salary by over $20000 a year. My long term goal is to better provide for my family. Based on our current financial state, the pay increase from this degree will help my wife and I pay off all of our current debt within 3 years, something that we both feel is important in the long term. The debt from my going back to school is something that we would like to have paid off in 5 years. It is very important that I get additional funding to help pay off bills during this time so that we don't create a greater debt with credit cards and ensure that our basic needs are taken care of (food, water, gas). Overall, the $8000 that I am requesting is equivalent to the amount that I would make teacher summer school for 2 summers and one season of coaching. This money goes to paying for the essentials for living for my family. I thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1996	Delinquent Amount:	$0.00
Open Credit Lines:	3	Delinquencies (Last 2 yrs):	5
Total Credit Lines:	33	Months Since Last Delinquency:	6
Revolving Credit Balance:	$1,943.00	Public Records On File:	0
Revolving Line Utilization:	84.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410264

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410264	$9,975	15.05%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410264. Member loan 410264 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,917 / month
Current employer:	Uncle Julio's Rio Grande Cafe	Debt-to-income ratio:	9.81%
Length of employment:	1 year 1 month	Location:	Germantown, MD

Home town:	Potomac
Current & past employers:	Uncle Julio's Rio Grande Cafe, Shady Grove Adventist Hospital
Education:	Tulane University of Louisiana, University of Maryland-University College

This borrower member posted the following loan description, which has not been verified:

We have fallen behind in several of our bills and rent owed on our apartment. Also, our daughter is in immediate need of orthodonitic work (braces) and desires to go to summer camp, which we cannot currently afford. If we can consolidate our debts into one bill, we will be able to take care of so many of life's necessities. Your assisatance will be greatly appreciated.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1998	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	11	Months Since Last Delinquency:	28
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410266

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410266	$9,500	14.42%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410266. Member loan 410266 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,750 / month
Current employer:	CBS, Inc.	Debt-to-income ratio:	15.07%
Length of employment:	3 years 1 month	Location:	Torrance, CA

Home town:	Beverly
Current & past employers:	CBS, Inc.
Education:	University of Massachusetts-Lowell, American Film Institute Conservatory

This borrower member posted the following loan description, which has not been verified:

Hello, I am interested in consolidating four (4) high interest rate credit cards. One of them is nearly as high as 28%. If you are able to assist me, I would be happy to know that the credit card companies are no longer getting my hard-earned money.

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1996	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	29	Months Since Last Delinquency:	37
Revolving Credit Balance:	$8,333.00	Public Records On File:	1
Revolving Line Utilization:	52.70%	Months Since Last Record:	85
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 410267

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410267	$7,000	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410267. Member loan 410267 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,083 / month
Current employer:	Yamada Research Services	Debt-to-income ratio:	9.76%
Length of employment:	9 months	Location:	Frederick, MD

Home town:	Los Angeles
Current & past employers:	Yamada Research Services, Cornell University, Caltech, Inland Valley Hope Partners
Education:	Harvey Mudd College, Cornell University

This borrower member posted the following loan description, which has not been verified:

Hi everyone! About Me: I'm a research scientist who recently graduated with a Masters in from Cornell. I also hold a degree in physics from Harvey Mudd College. I am also a National Science Fellowship recipient. I am considered to be a responsible individual who is careful with my money and financially savvy. I regularly read the Economist, the Financial Times, and Bloomberg News. I have a Roth IRA and other investments. I've graduated with no debt and an emergency savings fund from work and my time as a graduate researcher. I've NEVER had any credit problems, and always pay my bills on time. Lending Club will do its own calculations, but a recent simulated FICO score placed me around 720. Should I lose employment, I expect to be able to pay off the loan completely out of existing savings/investments. I decided to try this method to see if I can find a financing rate that is better than what is commercially available. Used car loans are not particularly generous with their APR offerings. Thank you for your consideration. Whether you fund my loan or not, I appreciate your participation in a remarkable financial system, whose success at connecting borrowers and lenders has provided a critically useful service to each in this time of financial crisis. Description of Loan Request I'm looking to find some help financing a new-to-me car that will pass inspection. I am looking to buy a modestly priced, well-maintained cars from dealerships with Carfax reports and repair records. Among those I've priced are a 2002 Subaru Outback and a 2003 Toyota Camry. I've opted for a used car, partly because of the steep discount in resale value new cars face after a few years, and partly because I hope to move downtown within the next year, reducing the need to commute to grocery shopping and discretionary excursions. (My city has an excellent public transportation system.) The loan will be used to purchase the car, pay for title, and a reserve of 750 for anticipated repairs. Again, thanks for your consideration!

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2003	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,724.00	Public Records On File:	0
Revolving Line Utilization:	50.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410277

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410277	$11,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410277. Member loan 410277 was requested on May 28, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,583 / month
Current employer:	Gonzaga University	Debt-to-income ratio:	5.50%
Length of employment:	15 years	Location:	Spokane, WA

Home town:	Spokane
Current & past employers:	Gonzaga University
Education:	Eastern Washington University & Gonzaga University

This borrower member posted the following loan description, which has not been verified:

Even though I have good credit and can easily pay this loan, banks don't seem to want to grant loans for used boats. I have a great job working for a private university. Private universities seem to be recession proof. Public schools are cutting budgets and raising tuition narrowing the cost gap between a public and private education. For this reason, my job is secure. I have recently been promoted into a position where my salary nearly doubled. My expenses are low but, although I've built up a significant 403b account, I have not built up savings enough the buy this boat outright. Payments on a loan if this size will be easy for me. The boat is fairly new but needs some cosmetic work. I know wooden boats fairly well (I own a little yawl which has climbed in value after my sanding a varnish treatment). I think it is very likely that I can increase the value of the boat I'd like to purchase (and have something a little safer off shore).

A credit bureau reported the following information about this borrower member on May 28, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1984	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	13	Months Since Last Delinquency:	20
Revolving Credit Balance:	$14,903.00	Public Records On File:	0
Revolving Line Utilization:	67.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410304

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410304	$1,200	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410304. Member loan 410304 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$5,000 / month
Current employer:	Milliman	Debt-to-income ratio:	5.38%
Length of employment:	12 years 10 months	Location:	MENOMONEE FALLS, WI

Home town:	Germantown
Current & past employers:	Milliman
Education:	UW Madison

This borrower member posted the following loan description, which has not been verified:

This will be a very short term loan assuming I receive my bonus check in August

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1993	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	30	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$27,524.00	Public Records On File:	0
Revolving Line Utilization:	94.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410320

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410320	$5,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410320. Member loan 410320 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,384 / month
Current employer:	McKinney Housing Authority	Debt-to-income ratio:	0.91%
Length of employment:	2 years	Location:	PLANO, TX

Home town:	Houston
Current & past employers:	McKinney Housing Authority, Mariposa Homes
Education:	University of Mary Hardin-Baylor

This borrower member posted the following loan description, which has not been verified:

Please let me know if I need to do this in my name and my husbands. Our combined income in 100,000

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	18	Months Since Last Delinquency:	35
Revolving Credit Balance:	$3,332.00	Public Records On File:	0
Revolving Line Utilization:	17.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 410396

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410396	$10,750	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410396. Member loan 410396 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	Virgina Mason Medical Center	Debt-to-income ratio:	12.26%
Length of employment:	1 year 4 months	Location:	Bremerton, WA

Home town:	Calgary
Current & past employers:	Virgina Mason Medical Center, Silverdale Surgery Center
Education:	University of Alberta

This borrower member posted the following loan description, which has not been verified:

My husband and I are trying to buy a comic and game store that is established in the area for over 10 years (Bremerton WA). Comic books and games have been a passion for us for our whole life. The opportunity to buy this store is a true dream come true. We would use the money to buy the business and continue to further purchase inventory and payroll. We have also plans to expand and open a second store in the near by town. We have many years of retail exprience and currently my husband and I are gainfully employed fulltime. My husband will slowly transition to work in the stores as business continues and expands. I will not be leaving my jobs. This is a dream so any money that we obtain will be payed back quite quickly since we have alot of devition and motivation to have the stores succed.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2001	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$9,434.00	Public Records On File:	0
Revolving Line Utilization:	83.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 410399

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410399	$10,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410399. Member loan 410399 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$4,833 / month
Current employer:	AH Belo Corp	Debt-to-income ratio:	0.00%
Length of employment:	11 years	Location:	Denton, TX

Home town:	Decatur
Current & past employers:	AH Belo Corp
Education:	University of North Texas

This borrower member posted the following loan description, which has not been verified:

About 5 years ago we bought a house built in 1947. It only has one bathroom, and it's still in it's original state. We desperately need to replace the tub which is worn down to the cast iron. We also need to update the plumbing, to prevent any foundation damage. I don't know how to convince you that I am a good, reliable and responsible candidate for this loan. I guess my credit score will have to speak for me. Thank you for your consideration.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	26	Months Since Last Delinquency:	73
Revolving Credit Balance:	$87.00	Public Records On File:	0
Revolving Line Utilization:	0.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410423

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410423	$2,600	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410423. Member loan 410423 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,167 / month
Current employer:	Forrest Solotions	Debt-to-income ratio:	13.57%
Length of employment:	5 months	Location:	New York, NY

Home town:
Current & past employers:	Forrest Solotions
Education:	St. Johns University, University of Memphis

This borrower member posted the following loan description, which has not been verified:

I am a graduate student at St. Johns Univsersity. I have only one more course remaining in order to graduate. I have maintained a 3.5 GPA while working and am in need of a small loan for just this one class in order to graduate.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1995	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$486.00	Public Records On File:	0
Revolving Line Utilization:	60.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410430

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410430	$5,000	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410430. Member loan 410430 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,167 / month
Current employer:	Self	Debt-to-income ratio:	9.99%
Length of employment:	10 years	Location:	san francisco, CA

Home town:
Current & past employers:	Self
Education:

This borrower member posted the following loan description, which has not been verified:

This Loan will be used to start a wholesale electronics web store.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1986	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	39	Months Since Last Delinquency:	23
Revolving Credit Balance:	$36,965.00	Public Records On File:	0
Revolving Line Utilization:	46.70%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410435

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410435	$2,500	11.89%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410435. Member loan 410435 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$9,583 / month
Current employer:	Northrop Grumman	Debt-to-income ratio:	8.86%
Length of employment:	1 year 10 months	Location:	Long Beach, CA

Home town:	Baltimore
Current & past employers:	Northrop Grumman, Boeing Company
Education:	Embry Riddle Aeronautical University at Daytona Beach

This borrower member posted the following loan description, which has not been verified:

The rate on one of my credit cards recently jumped from 11% to 28%. This loan will be used to pay off the balance.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1977	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	16	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$32,812.00	Public Records On File:	0
Revolving Line Utilization:	48.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410451

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410451	$21,000	16.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410451. Member loan 410451 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$7,750 / month
Current employer:	Dept Homeland Security	Debt-to-income ratio:	14.76%
Length of employment:	13 years 1 month	Location:	Vail, AZ

Home town:	Philadelphia
Current & past employers:	Dept Homeland Security
Education:	Pennsylvania State University-Main Campus

This borrower member posted the following loan description, which has not been verified:

I work for the government and have a secure job. I am trying to consolidate my revolving credit and am having trouble making other payments because of high interest rates. I am more than willing to cooperate and need help. Thank you!

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	22	Months Since Last Delinquency:	71
Revolving Credit Balance:	$23,738.00	Public Records On File:	0
Revolving Line Utilization:	71.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410516

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410516	$25,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410516. Member loan 410516 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,466 / month
Current employer:	MG Cha, Inc.	Debt-to-income ratio:	6.27%
Length of employment:	3 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	MG Cha, Inc.
Education:

This borrower member posted the following loan description, which has not been verified:

I would like to apply for a personal line of credit.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	06/2004	Delinquent Amount:	$0.00
Open Credit Lines:	7	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$21,156.00	Public Records On File:	0
Revolving Line Utilization:	90.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410518

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410518	$10,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410518. Member loan 410518 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,167 / month
Current employer:	Suny Downstate Medical Center	Debt-to-income ratio:	23.52%
Length of employment:	4 years	Location:	Merrick, NY

Home town:	Queens
Current & past employers:	Suny Downstate Medical Center, Conrad Fischer
Education:	Cornell University

This borrower member posted the following loan description, which has not been verified:

would like to pay off my credit card debt and pay one montly fee toward a loan. I am a resident physician and am reliable for timely payments

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1999	Delinquent Amount:	$0.00
Open Credit Lines:	16	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	42	Months Since Last Delinquency:	35
Revolving Credit Balance:	$18,373.00	Public Records On File:	0
Revolving Line Utilization:	48.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410544

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410544	$4,000	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410544. Member loan 410544 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$3,000 / month
Current employer:	Subaru of Sioux Falls	Debt-to-income ratio:	15.27%
Length of employment:	1 year 6 months	Location:	Sioux Falls, SD

Home town:	Sioux Falls
Current & past employers:	Subaru of Sioux Falls, Saturn of Sioux Falls, Hobbytown USA
Education:	Southeast Technical Institute

This borrower member posted the following loan description, which has not been verified:

Hello, my name is Brandon Sheffield. I am wanting apply for this personal loan to repay my parents for a few collage expenses. Also I owe money on furniture that I purchased when I moved into an apartment last February. Basically, I wish to pay my parents back the money that I owe them and pay off the remaining balance on my furniture. Consolidate my debts, so to speak! What makes me a good, reliable and responsible candidate for this loan? Well, I am a honest person with a very stable job at a local automotive dealership (mechanic). I take my bills and expenses very serious. Most loans that I have had in the past have been paid before the loan, "ending date". Thank you for taking me into consideration. -Brandon Sheffield

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2003	Delinquent Amount:	$0.00
Open Credit Lines:	6	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	13	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$813.00	Public Records On File:	0
Revolving Line Utilization:	8.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 410558

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410558	$11,500	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410558. Member loan 410558 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$3,937 / month
Current employer:	State Attorney's Office	Debt-to-income ratio:	23.70%
Length of employment:	8 years 8 months	Location:	TITUSVILLE, FL

Home town:	Akron
Current & past employers:	State Attorney's Office
Education:	Florida Metropolitan University at North Orlando, Valencia Community College

This borrower member posted the following loan description, which has not been verified:

Consolidate credit cards into one payment and lower interest

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	04/2000	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,050.00	Public Records On File:	0
Revolving Line Utilization:	63.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410582

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410582	$1,800	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410582. Member loan 410582 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,754 / month
Current employer:	Allstate Insurance Company	Debt-to-income ratio:	13.62%
Length of employment:	2 years 8 months	Location:	Hapeville, GA

Home town:	Atlanta
Current & past employers:	Allstate Insurance Company
Education:	Georgia Southern University

This borrower member posted the following loan description, which has not been verified:

I'm currently pursuing a MBA in finance. I have one more class to pay for before I qualify for financial aid. Unfortunately, I don't currently qualify for financial aid due to my GPA which dropped below a 3.0. I have since worked hard to bring it back up and all I need is one more class to be above a 3.0. The reason for the drop in my GPA was primarily health related. I have Multiple Sclerosis; During the quarter that did not go particularly well for me, my grandfather died (he was truly one of my best friends), I developed optic neuritis in right eye (causing loss of clarity, color and sharp stabbing pains every time I move my eye), and experienced a horrifying exacerbation that made it difficult to stand, walk or use my arm and leg on my right side. Since then, I've started on a new medication (Tysabri) and I feel better than I've felt in a long time. While the optic neuritis is permanent, the pain is gone and the majority of my vision has cleared up. Of course the emotional pain that comes with the death of a close family member gets better with time. Overall, I'm in a great place right now to move forward toward the completion of my degree, I just need a little help getting there.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	12	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$921.00	Public Records On File:	0
Revolving Line Utilization:	51.20%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410614

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410614	$5,500	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410614. Member loan 410614 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	perimeter sheet metal	Debt-to-income ratio:	6.46%
Length of employment:	6 years 2 months	Location:	luthersville, GA

Home town:
Current & past employers:	perimeter sheet metal
Education:

This borrower member posted the following loan description, which has not been verified:

Just want to see you you can do for me

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	9	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,245.00	Public Records On File:	0
Revolving Line Utilization:	14.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410636

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410636	$4,800	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410636. Member loan 410636 was requested on May 29, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$6,333 / month
Current employer:	We Remember	Debt-to-income ratio:	12.77%
Length of employment:	1 year 2 months	Location:	Des Plaines, IL

Home town:	Des Plaines
Current & past employers:	We Remember, Matrix Direct, Bank of America / Countrywide
Education:	Loyola University Chicago

This borrower member posted the following loan description, which has not been verified:

My Discover credit card is jumping to 27.99%, and with the current credit freeze in the economy, transferring the balance to another company simply isn't happening. My credit card has a credit line of $6,000, and I will soon be paying $1,500 off, leaving the other $4,500 at a very high interest rate. I am a young and educated hard worker, with a good job. Paying for college on my own and living off campus put me in quite a bit of debt, which is currently and steadily being paid off. I am very responsible and will be attending medical school next year (I already took the MCAT and scored a 33, which is above the 90th percentile). The loan will be used to pay off the balance on the Discover card. If approved, I will pay the loan off in full by the end of 2009. I have never had a late payment on any of my revolving accounts.

A credit bureau reported the following information about this borrower member on May 29, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	02/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,063.00	Public Records On File:	0
Revolving Line Utilization:	68.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	7

Member Payment Dependent Notes Series 372817

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
372817	$15,000	11.58%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 372817. Member loan 372817 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$8,333 / month
Current employer:	Jones Walker	Debt-to-income ratio:	22.37%
Length of employment:	1 year 6 months	Location:	New Orleans, LA

Home town:	Amityville
Current & past employers:	Jones Walker
Education:	Tulane University of Louisiana

This borrower member posted the following loan description, which has not been verified:

I am looking to consolidate credit card debt at a lower interest rate. In total I am consolidating 3 credit cards. I prefer to make one monthly payment and avoid the higher interest charges. I have invested money with Lending Club and it's a great service. As a lender as well I can assure you that timely payments will be a priority without question. I am an attorney with a stable job so I will be consistent in making monthly payments. I hope you will consider helping. Feel free to contact me with any questions.

A credit bureau reported the following information about this borrower member on January 8, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	05/1999	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	38	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$16,386.00	Public Records On File:	0
Revolving Line Utilization:	62.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 382113

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
382113	$11,200	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 382113. Member loan 382113 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,500 / month
Current employer:	Timken	Debt-to-income ratio:	5.80%
Length of employment:	8 months	Location:	WADSWORTH, OH

Home town:
Current & past employers:	Timken
Education:

This borrower member posted the following loan description, which has not been verified:

My student loans were transferred to fixed rates for life except one. I want to transfer this portion to Lending Club. I have never missed a payment and I take pride in my excellent credit score and history. Monthly take home pay: $3,474 Debt: $31,600 Chase [$17.2K @ 4.99% fixed for life] [$10.0K @ 4.99% until March 2010] [$4.4K @ 3.99% fixed for life] $15,500 Bank of America @ 5.99% fixed for life $7,500 Advanta @ 2.99% fixed for life $2,700 Discover @ 0% fixed for life Budget: $1,827 mortgage $1,040 Chase $170 Bank of America $160 Advanta $60 Discover $47 term life insurance policy of $500K My wife's monthly paycheck is $3,100. She pays for utilities, daycare, 529 plans, etc. She has $500 cash leftover each month. We have $60,000 in mutual funds and $11,000 cash in a savings account. Our jobs are stable and safe. We work in the accounting and finance field.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	12/1996	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	46	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$19,926.00	Public Records On File:	0
Revolving Line Utilization:	55.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 407368

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
407368	$2,800	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 407368. Member loan 407368 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,000 / month
Current employer:	AAA	Debt-to-income ratio:	10.10%
Length of employment:	15 years 1 month	Location:	Orange City, FL

Home town:	Orange City
Current & past employers:	AAA, Manufacturer Hanover Trust Company
Education:	Seminole Community College

This borrower member posted the following loan description, which has not been verified:

I signed with a neighbor who was a pool contractor for a Pool for $35K. He sent subcontractors to build the pool. He got as far as pouring the shell and accepted 4 out of the 5 draws or 95% or the contract price. After taking the 4th draw he disappeared...no returning calls. When I finally saw him he said the company was bankrupt, he's losing his house and his wife. He also said that I will be receiving liens on my house because he could not pay the sub-contractors for the work they did or the equipment company for their products. I received two liens totaling more then $11,000 plus it was going to cost me an additional $12K-$15K to finish the pool. (at this point I almost lost my wife:) After praying for patience with this guy I retained an attorney who negotiated the liens down and they are paid off and decided I would finish the pool on my own. I completed the work on the pool and passed the final inspection. The yard is in shambles since they left a nice mess back there. I am requesting funds to purchase a mini-excavator so I can finish the grading of the property. Note: I did my due diligence with this contractor and at the time we signed the contract he had a valid contractor license, no complaints with the better business bureau and lives four houses away on a dead end street....who would think this would happen...the moron has to pass my house every day AND his kids go to my son's school...

A credit bureau reported the following information about this borrower member on May 26, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1994	Delinquent Amount:	$0.00
Open Credit Lines:	22	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	43	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,185.00	Public Records On File:	0
Revolving Line Utilization:	2.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 409231

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409231	$7,000	13.79%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409231. Member loan 409231 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$4,667 / month
Current employer:	fk bearings	Debt-to-income ratio:	22.28%
Length of employment:	20 years	Location:	SOUTHINGTON, CT

Home town:	southington
Current & past employers:	fk bearings, caval tool
Education:

This borrower member posted the following loan description, which has not been verified:

not sure what to write here.....

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1996	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	24	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$3,205.00	Public Records On File:	0
Revolving Line Utilization:	47.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	8

Member Payment Dependent Notes Series 409527

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
409527	$10,000	12.84%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 409527. Member loan 409527 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	Alta Bates Medical Center	Debt-to-income ratio:	17.26%
Length of employment:	3 years 10 months	Location:	Oakland, CA

Home town:	Lancaster
Current & past employers:	Alta Bates Medical Center, Kaiser Permanente, BC Laboratories, Kern Medical Center
Education:	Mills College, Bakersfield College

This borrower member posted the following loan description, which has not been verified:

I am a responsible Registered Nurse who is a mother of a child with special learning and emotional needs. Ever since she started attending her current private school that caters to children such as herself, she has grown in every way possible. She suffers from severe anxiety disorder, social phobia, and has an expressive speech disorder. Public schools are just too large for her; it is crucial that she attend a small school with special accommodations. Private school however has cost a small fortune, and we have had to finance it. I work very hard, and I am proud of what I do. I wasn't always responsible with my finances. I have a past bankruptcy discharged in 2001. Since then however, I learned quickly from my mistakes, and my credit has not only been repaired, but is good. I earn about 7400 monthly gross salary and an additional 200/month from child support. Of course, I have bills to pay, the breakdown looks like this??????????????????????????????????????????????????????????????????????Monthly net income: $ 5500 Monthly expenses: $ Mortgage/HOA: $ 2343 Insurance (home/auto): $ 200 Car expenses (including gas/toll): $ 600 Utilities/phone/internet: $ 200 Food (raising a teenage daughter) : $ 400 Clothing, household expenses $ 60 Credit cards and other loans: $ 750 TOTAL : $ 4363 I have a nice cushion available to pay off my debt, and a "student" loan will of course be integrated into the already existing expenses. My main goal at this point is to get my daughter through high school so she has a better chance in life. Hopefully you can take my case into consideration. Thanks -M

A credit bureau reported the following information about this borrower member on May 27, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	07/2000	Delinquent Amount:	$0.00
Open Credit Lines:	11	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$6,435.00	Public Records On File:	1
Revolving Line Utilization:	23.00%	Months Since Last Record:	100
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 410184

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410184	$12,000	14.74%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410184. Member loan 410184 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	n/a	Gross income:	$6,250 / month
Current employer:	Cision	Debt-to-income ratio:	1.38%
Length of employment:	2 years	Location:	Los Angeles, CA

Home town:
Current & past employers:	Cision, Pyron Technologies
Education:	University of California-Santa Barbara (UCSB)

This borrower member posted the following loan description, which has not been verified:

Hello, I am a sales professional that has been working at the same company for 2 years and am looking to purchase a car. I recently moved, reducing my rent by $400 which should be enough to cover the payment on a $12,000 3yr loan. I used Prosper in 2006 to borrow $4,000 to consolidate credit debt and paid it off early. I plan on paying this off early as well and even have an older used car which I own that I am going to sell to put towards this loan eventually. To do what I need to do here and to have the flexibility to buy a car (at a step discount) on Craigslist or AutoTrader with CASH, I cannot go to a bank. That is the only reason I am on here. I make $40,000 a year in guaranteed salary and $35,000/yr of commission at my sales goal. I made about $65,000 last year, and will make more than that this year if things continue as they are going. My company, Cision AB, is feeling the downturn but our sales are still increasing. I usually live off my salary and then use my commission checks to pay down debt or save. Monthly Breakdown: Income: $3,300 - Salary $2,900 - Commission at Goal $6200 - Total Expenditures: $650- rent (utilities included) $165- student loans $100- Cellphone $70 - Auto Insurance $50 - Internet Service $1035 - Total

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2000	Delinquent Amount:	$0.00
Open Credit Lines:	5	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	20	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$1,237.00	Public Records On File:	0
Revolving Line Utilization:	19.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410546

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410546	$2,400	10.95%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410546. Member loan 410546 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,251 / month
Current employer:	TAC Air	Debt-to-income ratio:	3.76%
Length of employment:	1 year 2 months	Location:	WEST MEMPHIS, AR

Home town:
Current & past employers:	TAC Air
Education:

This borrower member posted the following loan description, which has not been verified:

I will use this loan to pay for summer classes. I am a reliable candidate because I always finish what I start, therefore this investment in my education will not be used in vain. I am a responsible candidate because I always pay everything on time.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	02/2002	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	9	Months Since Last Delinquency:	5
Revolving Credit Balance:	$384.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 410670

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410670	$10,000	11.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410670. Member loan 410670 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	Progressive Incorporated	Debt-to-income ratio:	20.06%
Length of employment:	2 years 6 months	Location:	Fort Worth, TX

Home town:	Fort Worth
Current & past employers:	Progressive Incorporated, Natcom, Inc, RHI Management Resources
Education:	Indiana Univeristy, The University of Dallas

This borrower member posted the following loan description, which has not been verified:

I would like to consolidate my current credit card debit in conjunction with refinancing my home. The refinancing of my home is in progress. I have owned my home for the past 12 years. Basically, I would like to simplify the repayment of all my debt. I have always repaid my debt on time and my credit records with FICO scores are good to excellent. I am employed full-time as a Controller in the aeronautics industry and have been with my current company for 3 years. I also teach accounting as an adjunct instructor at a local community college.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	01/1997	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	65
Revolving Credit Balance:	$3,404.00	Public Records On File:	0
Revolving Line Utilization:	72.40%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	2

Member Payment Dependent Notes Series 410695

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410695	$8,500	9.32%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410695. Member loan 410695 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$6,250 / month
Current employer:	AT&T Inc.	Debt-to-income ratio:	8.96%
Length of employment:	4 months	Location:	beckley, WV

Home town:	laMarque
Current & past employers:	AT&T Inc., Highland Cellular, Tmobile, Nextel
Education:	University of Maryland, United States Airforce Technical, United States Army Technical

This borrower member posted the following loan description, which has not been verified:

personal loan

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1988	Delinquent Amount:	$0.00
Open Credit Lines:	10	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$18,884.00	Public Records On File:	0
Revolving Line Utilization:	60.10%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410714

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410714	$18,000	12.53%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410714. Member loan 410714 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$8,333 / month
Current employer:	KAYE-SMITH	Debt-to-income ratio:	3.66%
Length of employment:	8 years	Location:	Federal Way, WA

Home town:	Van Nuys
Current & past employers:	KAYE-SMITH, Premera Blue Cross
Education:

This borrower member posted the following loan description, which has not been verified:

I want to pay off Credit Cards and stop using them so I have one payment. After an 11 year living situation I had to move out and set-up my own house from scratch and it has cost me more than I thought.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	03/1998	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	23	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$12,220.00	Public Records On File:	0
Revolving Line Utilization:	76.80%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	5

Member Payment Dependent Notes Series 410740

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410740	$12,000	15.37%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410740. Member loan 410740 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$1,917 / month
Current employer:	Diebold	Debt-to-income ratio:	1.83%
Length of employment:	4 years 6 months	Location:	Canton, OH

Home town:	Canton
Current & past employers:	Diebold, Diebold, Final Expense Brokerage
Education:	Cleveland institute of Electronics, Folley Belsaw, Thompson Institute

This borrower member posted the following loan description, which has not been verified:

I am looking for a loan to pay off my school and to pay off all my bills. So all I have every month is one payment which would be to the loan lender. I live alone and I work full time. I am very responsible and trust worthy. I am just looking for some one to have faith and give me a chance. thank you

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	11/1999	Delinquent Amount:	$0.00
Open Credit Lines:	4	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	11	Months Since Last Delinquency:	22
Revolving Credit Balance:	$545.00	Public Records On File:	2
Revolving Line Utilization:	90.80%	Months Since Last Record:	39
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410762

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410762	$7,200	8.00%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410762. Member loan 410762 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$4,917 / month
Current employer:	Danfoss	Debt-to-income ratio:	8.95%
Length of employment:	2 years 6 months	Location:	Baltimore, MD

Home town:	Longview
Current & past employers:	Danfoss
Education:	University of Richmond, Johns Hopkins University

This borrower member posted the following loan description, which has not been verified:

I have and excellent credit score, a secure job, nearly $20,000 in savings (cash, stock and 401k) and good cash flow... This debt on this card is from an old balance transfer. I've never charged any purchases to the card, and never plan to. The introductory rate expired about two months ago and I'm looking to get a better rate than what BoA is currently charging.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	750-779	Accounts Now Delinquent:	0
Earliest Credit Line:	04/1985	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	14	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$14,824.00	Public Records On File:	0
Revolving Line Utilization:	30.50%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	3

Member Payment Dependent Notes Series 410772

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410772	$8,700	9.63%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410772. Member loan 410772 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$5,833 / month
Current employer:	Boulevard Injury Care Inc, DBA Georgia Medical Massage	Debt-to-income ratio:	3.38%
Length of employment:	5 years 7 months	Location:	Athens, GA

Home town:	Athens
Current & past employers:	Boulevard Injury Care Inc, DBA Georgia Medical Massage
Education:

This borrower member posted the following loan description, which has not been verified:

We are looking to consolidate most of our credit cards into one loan. I have 5 cards with $11,000 in total balance. My husband has 2 with $3600 total. Some have a very low 3.9% lifetime interest rate and will be maintained. All have over 50% available credit except for 1 card, Advanta, which is going out of business and has cancelled credit privileges. Our credit score is excellent, hers 750, his 720. My husband and I run our own business, a massage therapy clinic in Athens, Ga. we started 5 years ago called Georgia Medical Massage. It is located a couple of blocks from a University of 30,000 students. We have 8 massage therapists. You can check us out on the web by Googling "massage Athens", where we are in second place or by going directly to www.ideservemassage.com. Our income is around 70K per year. Our 1200 sq ft home is also located several blocks from the University and was purchased new 4 years ago. It has a 6.25% mortgage and we just signed initial papers for a 5% refi bringing our payment down to $650 per month. We have a Heloc of 37K at prime with 14K available. We could roll the credit cards into this but would prefer to leave a cushion. We own both of our vehicles outright and have no other loans or obligations. We have been married for 15 years and have no children or dependents so our expenses are quite low. Please email with any additional questions.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	714-749	Accounts Now Delinquent:	0
Earliest Credit Line:	06/1997	Delinquent Amount:	$0.00
Open Credit Lines:	14	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	25	Months Since Last Delinquency:	71
Revolving Credit Balance:	$30,746.00	Public Records On File:	0
Revolving Line Utilization:	20.60%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410780

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410780	$9,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410780. Member loan 410780 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$6,667 / month
Current employer:	JPMorgan Chase & Co.	Debt-to-income ratio:	11.40%
Length of employment:	2 years 11 months	Location:	Queens, NY

Home town:
Current & past employers:	JPMorgan Chase & Co.
Education:

This borrower member posted the following loan description, which has not been verified:

Hello, I am looking for a loan to consolidate credit card balances in order to smooth my monthly payment stream and improve my overall interest rate. Reason: Instead of having keep track of several payments a month, I'd rather make one bulk payment, while simultaneously lowering my effective rate. I will not be incurring additional debt with this loan; instead, it will help me eliminate 5 entire credit card balances. About Me: I work in finance in a large global investment bank in a stable sector (our group continues to hire new employees) with a salary of $80k and was recently promoted at the beginning of '09. I have liquid savings of $15k. I have never missed a card/loan payment and track my finances very meticulously.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	11/2002	Delinquent Amount:	$0.00
Open Credit Lines:	13	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	17	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$22,014.00	Public Records On File:	0
Revolving Line Utilization:	51.90%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	0

Member Payment Dependent Notes Series 410915

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410915	$15,000	17.26%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410915. Member loan 410915 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	MORTGAGE	Gross income:	$9,583 / month
Current employer:	Sahara Mediterranean Grill	Debt-to-income ratio:	18.69%
Length of employment:	2 years 6 months	Location:	troy, MI

Home town:
Current & past employers:	Sahara Mediterranean Grill
Education:

This borrower member posted the following loan description, which has not been verified:

I just purchased a home back in November of 2009 and I am looking to build a deck outside. I got my home at a really good price. It was a shortsale and I saved almost $100,000. I am currently a college student getting my degree in business. I have a stable job with a high pay. I have paid all my payments on time and I am currently trying to pay off most of my debt with the income I recieve from my job.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	660-678	Accounts Now Delinquent:	0
Earliest Credit Line:	10/2004	Delinquent Amount:	$0.00
Open Credit Lines:	15	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	19	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$24,180.00	Public Records On File:	0
Revolving Line Utilization:	62.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	6

Member Payment Dependent Notes Series 410925

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410925	$10,000	12.21%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410925. Member loan 410925 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	RENT	Gross income:	$2,333 / month
Current employer:	Jetblue Airways	Debt-to-income ratio:	18.51%
Length of employment:	6 years 3 months	Location:	South Jordan, UT

Home town:	Salt Lake City
Current & past employers:	Jetblue Airways, All Smiles Dentistry (Current 2nd Job)
Education:	University of Utah

This borrower member posted the following loan description, which has not been verified:

I would like to use the money to consolidate three credit cards into one monthly payment. And then cancel all three credit cards because of the high interest rates. I was able to sell my house about three months ago allowing me to rent instead of paying such a high mortgage payment each month. I have a good credit score the only thing lowering it is these three credit cards. I've been a responsible borrower my whole life my credit report speaks for itself. Being able to obtain this loan would allow me to make 1 monthly payment towards the majority of my debt and allow me to put more of my money to principal instead of interest

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	679-713	Accounts Now Delinquent:	0
Earliest Credit Line:	08/1997	Delinquent Amount:	$0.00
Open Credit Lines:	9	Delinquencies (Last 2 yrs):	1
Total Credit Lines:	18	Months Since Last Delinquency:	18
Revolving Credit Balance:	$15,098.00	Public Records On File:	0
Revolving Line Utilization:	69.30%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Member Payment Dependent Notes Series 410927

Series of Member Payment Dependent Notes	Maximum aggregate principal amount offered	Stated interest rate	Service Charge	Initial maturity	Final maturity
410927	$1,900	7.68%	1.00%	Three years, four business days following issuance	One year after initial maturity

               This series of Notes will be issued upon closing and funding of member loan 410927. Member loan 410927 was requested on May 30, 2009 by a borrower member with the following characteristics, which have not been verified unless noted with an "*":

Home ownership:	OWN	Gross income:	$5,428 / month
Current employer:	Stanford University	Debt-to-income ratio:	0.63%
Length of employment:	2 years 2 months	Location:	Palo Alto, CA

Home town:	Richmond
Current & past employers:	Stanford University, Wilson Sonsini
Education:	Indiana University Kelley School of Business

This borrower member posted the following loan description, which has not been verified:

I pay off my Visa balance each month. I have a full-time, secure job with a major university. My house is paid for, I bike to work every day and I maintain a vegetable garden. I own a Prius but the last time I bought gasoline was early January 2009. About 2 years ago my dentist informed me that I had major bone loss. The periodontist tells me that this was inevitable, there was nothing more I could have done to prevent this. I have always had perfect oral hygiene. Four months ago the periodontist removed 3 molars and last week he performed a sinus lift. This will cost me $2500. My flexible spending account will pay $600.

A credit bureau reported the following information about this borrower member on May 30, 2009:

Credit Score Range:	780+	Accounts Now Delinquent:	0
Earliest Credit Line:	07/1986	Delinquent Amount:	$0.00
Open Credit Lines:	8	Delinquencies (Last 2 yrs):	0
Total Credit Lines:	15	Months Since Last Delinquency:	n/a
Revolving Credit Balance:	$0.00	Public Records On File:	0
Revolving Line Utilization:	0.00%	Months Since Last Record:	n/a
Inquiries in the Last 6 Months:	1

Posting Report Supplement No. 231 dated May 31, 2009